Registration Nos. 333-124214
                                    811-21757

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 84	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 78	☒

(Check appropriate box or boxes)

American Independence Funds Trust

(Exact Name of Registrant as Specified in Charter)

230 PARK AVENUE, SUITE 534
NEW YORK, NY 10169

(Address of Principal Executive Offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 747-3477

ERIC RUBIN, PRESIDENT

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

230 PARK AVENUE, SUITE 534
NEW YORK, NY 10169

COPIES TO:

JON RAND
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-6797

It is proposed that the filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b) of Rule 485.

☐ on (date) pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

☐75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	Institutional Class	Class A	Class C
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence Stock Fund	ISISX	IFCSX	ISFSX
	026762708	026762807	026762732
American Independence International Alpha Strategies Fund	IMSSX	IIESX	NA
	026762880	026762872	NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX	IKSTX	IKTEX
	026762864	026762856	026762682
American Independence Strategic Income Fund	ISBSX	ISTSX	NA
	026762302	026762401	NA
American Independence Core Plus Fund	IIISX	IBFSX	NA
	026762500	026762609	NA
American Independence U.S. Inflation-Indexed Fund	FFIHX	FNIHX	FCIHX
	30242R824	30242R642	026762575
American Independence Fusion Fund	AFFSX	AFFAX	NA
	026762450	026762443	NA
American Independence Dynamic Conservative Plus Fund	TBBIX	AABBX	NA
	026762419	026762393	NA

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

Inside This Prospectus

The Fund Summaries for each Fund include (1) Investment Objectives/Goals; (2) Fees and Expenses of the Fund; (3) Principal Investment Strategies, Risks and Performance; (4) Portfolio Management; (5) Purchase and Sale Information; (6) Tax Information and (7) Financial Intermediary Compensation.

FUND SUMMARY – STOCK FUND

FUND SUMMARY – INTERNATIONAL ALPHA STRATEGIES FUND

FUND SUMMARY – KANSAS TAX-EXEMPT BOND FUND

FUND SUMMARY – STRATEGIC INCOME FUND

FUND SUMMARY – CORE PLUS FUND

FUND SUMMARY – U.S. INFLATION-INDEXED FUND

FUND SUMMARY – FUSION FUND

FUND SUMMARY – DYNAMIC CONSERVATIVE PLUS FUND

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies

Related Risks

Fund Management

INVESTING WITH THE FUNDS

Choosing a Class of Shares

Opening an Account

Exchanging Shares

Redeeming From Your Account

Other Shareholder Servicing Information

Calculating Share Price

Distribution and Service (12b-1) Fee Plan

Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

SERVICE PROVIDERS

NOTICE OF PRIVACY POLICY & PRACTICES

ADDITIONAL INFORMATION

The Notice of Privacy Policy & Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus. Stock Fund

FUND SUMMARY – STOCK FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.33%(2)	1.00%
Other Expenses	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.48%	1.81%	2.48%
Fee Waivers and Expense Reimbursements(3)	-0.32%	-0.32%	-0.32%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	1.16%	1.49%	2.16%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing only 0.08% of the distribution fee and is assessing the full 0.25% shareholder servicing fee.

(3)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses to 1.16%, 1.49% and 2.16% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$118	$437	$778	$1,741
Class A Shares	$718	$1,082	$1,471	$2,555
Class C Shares	$322	$742	$1,292	$2,792

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 252% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund’s Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e., priced less than their real worth). Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks of U.S. companies;

➢  At least 65% of its net assets, plus borrowings for investment purposes, in such stocks issued by companies with large market capitalizations (over $5 billion) at the time of purchase and up to 35% of its total assets in companies with small- to mid-sized market capitalizations;

➢  Up to 20% of its net assets, plus borrowings for investment purposes, in common and/or preferred stock of foreign companies, including ADRs, GDRs and EDRs;

➢  May engage in hedging through the use of put and call options and written covered put and call options on securities in which the Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options); and

➢  May also invest in securities that are convertible into common stock and preferred stock.

Main types of securities in which the Fund may invest:

➢  Common stocks of companies traded on major stock exchanges

➢  Preferred stocks

➢  Convertible bonds rated investment grade or higher with a maturity between 1-30 years

➢  Short-term money market securities, including cash, money market mutual funds and Treasury Bills

➢  Derivative Instruments (consisting of exchange-traded options)

➢  Exchange-traded funds (“ETFs”) and other investment companies; to the extent the Fund invests in ETFs and other investment companies the Fund will pay the proportionate share of the underlying expenses of the ETF

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.  Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates than a fund with a shorter average fund duration.

Style Risk. Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks. An undervalued stock may decrease in price or may not increase in price as anticipated if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Mid- and Small-Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may also hurt small businesses more than large ones.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the taking of assets by governments exists when investing in securities of foreign countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

Options Risk.  The Adviser may use a number of option strategies. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

With certain exceptions, exchange listed options on individual securities are generally settled by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

ETF and Investment Company Risk. The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear proportionate fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. ETFs may trade at a price below their net asset value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years periods compare with those of the Fund’s benchmark, the Russell 1000 Value Index. From January 21, 1997 through March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787.

Best quarter:	20.41%	Q2 2003
Worst quarter:	(22.26)%	Q4 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	15.81%	4.21%	10.03%
Return After Taxes on Distributions	11.72%	2.96%	8.85%
Return After Taxes on Distributions and sale of shares	11.94%	3.12%	8.57%
Class A Shares (Return Before Taxes)	8.81%	2.60%	8.92%
Class C Shares (Return Before Taxes)	13.68%	3.78%	9.40%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares and Class C Shares reflect the deduction of sales loads. After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC. The portfolio managers responsible for the day to day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
Richard Baird, CFA	Lead Portfolio Manager	2012
John Christopher (Chris) Jacobs	Assistant Portfolio Manager	2012
David Hansen	Portfolio Manager	2012
Eric Rubin	Portfolio Manager, President	2006

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

International Alpha Strategies Fund

FUND SUMMARY – INTERNATIONAL ALPHA STRATEGIES FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	1.25%	1.75%
Fee Waivers and Expense Reimbursements(1)	-0.30%	-0.30%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.95%	1.45%

(1)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses at 0.95% and 1.45% of the Fund’s average net assets for the Institutional Class Shares and the Class A Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$367	$657	$1,485
Class A Shares	$714	$1,067	$1,443	$2,495

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.   The Fund seeks its objective by investing in equity securities of issuers based outside of the United States.  The Fund will invest in both value and growth securities, such strategy is otherwise known as “core”. Under normal market conditions, the Fund intends to invest in the following manner:

➢  Primarily in the equity securities of companies located outside the U.S., including emerging markets;

➢  At least 80% of its net assets, plus borrowings for investment purposes, in ‘‘foreign securities’’, which means those securities issued by companies (1) whose principal securities trading markets are outside the U.S.; (2) that are linked to non-U.S. dollar currencies; or (3) that are organized under the laws of, or with a principal office in, a country other than the U.S.;

➢  No more than 20% of net assets in securities of firms domiciled or resident in developing or emerging market nations;

➢  Invest in securities denominated in the currencies of a variety of countries, as well as in securities denominated in multinational currencies such as the Euro;

➢  May enter into currency hedges that may decrease or offset any losses from such fluctuations;

➢  Invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”) issued by sponsored or unsponsored facilities;

➢  May invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter; and

➢  May invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Main types of securities in which the Fund may invest:

➢  Common stocks of companies traded on major stock exchanges of countries outside the U.S. (both developed and emerging market countries)

➢  ADRs, GDRs, and EDRs

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

➢  Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

➢  Currency hedges

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Market Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S., and to political and legal systems which may be less stable which may result in less liquidity and greater price volatility. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. The Fund’s investment in emerging market securities may also be subject to foreign withholding taxes.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Foreign Exchange Contracts. The Fund may enter into foreign currency forward contracts or currency futures to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund’s obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in the currency. The Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Fund’s Investment Sub-Adviser fails to predict currency values correctly.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Privately Placed and Restricted Securities. The Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years periods compare with those of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index. The Fund has been in existence since November 1, 1995 but until March 2, 2006, the Fund was organized as the International Multi Manager Stock Fund of the former American Independence Funds Trust. From March 2, 2006 through May 31, 2011, the Fund was known as the American Independence International Equity Fund.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787.

Best quarter:	22.28%	Q2 2009
Worst quarter:	(20.21)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	15.67%	-3.56%	8.52%
Return After Taxes on Distributions	15.20%	-3.80%	7.67%
Return After Taxes on Distributions and sale of shares	10.82%	-3.02%	7.48%
Class A Shares (Return Before Taxes)	8.44%	-5.18%	7.34%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	-3.69%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares reflect the deduction of the sales load. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Security Investors, LLC, which operates as Guggenheim Investments is located at 135 East 57th Street, New York, NY 10022 is the sub-adviser for the Fund. The portfolio managers responsible for the day to day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
Nardin Baker	Portfolio Manager	2011
Ole Jakob Wold	Portfolio Manager	2011

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Kansas Tax-Exempt Bond Fund

FUND SUMMARY – KANSAS TAX-EXEMPT BOND FUND

Investment Objectives/Goals.

The Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.39%(2)	1.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.54%	0.93%	1.54%
Fee Waivers and Expense Reimbursements(3)	-0.06%	-0.06%	-0.06%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	0.48%	0.87%	1.48%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing 0.14% of the shareholder servicing fee.

(3)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2016 in order to keep the Total Annual Fund Operating Expenses at 0.48%, 0.87% and 1.48% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$49	$154	$283	$659
Class A Shares	$510	$691	$900	$1,503
Class C Shares	$254	$468	$822	$1,818

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Kansas Tax-Exempt Bond Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

➢  In municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, at the time of purchase, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality);

➢  Maintain a dollar weighted average portfolio maturity between 7 and 12 years;

➢  At least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

➢  At least 80% of its net assets, plus borrowings for investment purposes, in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

➢  Municipal Securities from the State of Kansas

➢  Municipal Securities from other states and U.S. territories and possessions

➢  Short-Term Investments

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds. Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

Municipal Securities Risk. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing.  Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In addition, the State of Kansas is experiencing financial stress and budgetary problems stemming from the current economic downturn.  The strain on the State’s financial resources could impact the ability of the state and local issuers to meet their obligations.

Forward Commitment Risk.  The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.

Prepayment Risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the AMT.

Non-Diversified Fund Risk.  The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years periods compare with those of the Fund’s benchmark, the Barclays Capital 7-Year Municipal Index. The Fund has been in existence since December 10, 1990 when it was initially organized as the Kansas Tax Exempt Income Portfolio of the SEI Tax Exempt Trust until May 17, 1997, and from that date until March 2, 2006, the Fund was organized as the Kansas Tax Exempt Bond Fund of the former American Independence Funds Trust. Since November 2000, the Fund has been managed by its current manager.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	3.60%	Q3 2009
Worst quarter:	(3.15)%	Q4 2010

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	5.04%	4.90%	4.08%
Return After Taxes on Distributions	5.04%	4.90%	4.08%
Return After Taxes on Distributions and sale of shares	4.44%	4.73%	4.03%
Class A Shares (Return Before Taxes)	0.12%	3.60%	3.24%
Class C Shares (Return Before Taxes)	3.00%	3.91%	3.05%
Barclays Capital 7-Year Municipal Index (reflects no deduction for fees, expenses or taxes)	4.20%	6.21%	5.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares and Class C Shares reflect the deduction of sales loads. After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC. The portfolio manager responsible for the day to day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
Robert A. Campbell	Portfolio Manager	2000

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund may make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Strategic Income Fund

FUND SUMMARY – STRATEGIC INCOME FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%(1)
Other Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	0.71%	0.96%
Fee Waivers and Expense Reimbursements(2)	-0.26%	-0.26%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.45%	0.70%

(1)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is not assessing the shareholder servicing fee.

(2)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses at 0.45% and 0.70% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$46	$201	$369	$858
Class A Shares	$295	$499	$719	$1,353

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

➢  In high quality debt securities rated investment grade or higher at time of purchase;

➢  At least 65% of net assets, plus borrowings for investment purposes, in U.S. dollar-denominated securities;

➢  Maintain an average dollar weighted maturity between 1 and 3 years;

➢  Up to 10% of its net assets in each of the following: (1) international fixed income debt; (2) emerging market fixed income debt; and (3) high-yield securities (also known as “junk bonds”);

➢  In derivatives for hedging, such as to manage the effective duration of the Fund or as a substitute for direct investment; and

➢  The Fund may invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

Main types of securities in which the Fund may invest:

➢  Asset-Backed Securities

➢  Corporate Debt Instruments

➢  Derivative Instruments (consisting of exchange-traded U.S. Government bond futures, options and interest rate swaps)

➢  Foreign Debt Instruments

➢  Mortgage-Backed Securities

➢  High Yield Securities

➢  Other Investment Companies

➢  U.S. Government and Agency Securities

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Asset-Backed Securities Risk. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to mortgage-backed securities.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Mortgage Backed-Securities Risk. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages.

High-Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risk, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Investment Company Risk.  The Fund may invest in closed-end funds, exchange-traded funds and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear proportionate fees and expenses charged by the underlying Funds in addition to the Fund’s direct fees and expenses.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

Concentration Risk. The Fund invests more than 25% of its total assets in the securities of issuers in the Banking and Finance industry and is therefore exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Non-Diversified Fund Risk.   The Fund is “non-diversified” under the 1940 Act and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years periods compare with those of the Fund’s benchmark, the Barclays Capital 1-3 Year U.S. Aggregate Bond Index. Prior to December 29, 2011, the Fund’s benchmark was the Merrill Lynch 1-3 Year U.S. Treasury Index. When HighMark Capital Management, Inc. (“HighMark”) became the sub-adviser, the benchmark changed to reflect HighMark’s strategy in managing the Fund. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the UltraShort Bond Fund of the former American Independence Funds Trust. From March 2, 2006 through December 26, 2011, the Fund was known as the American Independence Short-Term Bond Fund.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	2.24%	Q4 2007
Worst quarter:	(1.58)%	Q2 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	2.25%	2.03%	2.62%
Return After Taxes on Distributions	1.74%	1.33%	1.70%
Return After Taxes on Distributions and sale of shares	1.46%	1.32%	1.70%
Class A Shares (Return Before Taxes)	-0.28%	1.35%	2.18%
Barclays Capital 1-3 Year U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.33%	3.05%	3.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares reflect the deduction of the sales load. After-tax returns for Class A, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. HighMark Capital Management, Inc., located at 350 California Street, San Francisco, CA  94104, serves as the sub-adviser to the Fund. The portfolio managers responsible for the day-to-day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
E. Jack Montgomery	Director of Fixed Income	2011
Jeffrey Klein	Senior Portfolio Manager	2011
Gregory B. Lugosi	Portfolio Manager	2011

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Core Plus Fund

FUND SUMMARY – CORE PLUS FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with a competitive total return.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.35%(1)
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	0.73%	1.08%
Fee Waivers and Expense Reimbursements(2)	-0.28%	-0.28%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(2)	0.45%	0.80%

(1)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing 0.10% of the shareholder servicing fee.

(2)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses at 0.45% and 0.80% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$46	$205	$378	$880
Class A Shares	$503	$727	$969	$1,662

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds;

➢  Limit the Fund’s average duration to +/- 20% of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index;

➢  In derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment;

➢  May invest up to 20% of the value of its net assets, plus borrowings for investment purposes, in international fixed income securities;

➢  May invest up to 20% of the value of its net assets, plus borrowings for investment purposes, in high-yield securities; and

➢  At least 65% of the Fund’s net assets, plus borrowings for investment purposes, invested in bonds that are rated Baa/BBB or better, at the time of purchase, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality

Main types of securities in which the Fund may invest:

➢  U.S. Treasury Obligations

➢  U.S. Government Agency Securities

➢  Corporate Debt Securities

➢  Mortgage-backed Securities

➢  Derivative Securities (consisting of exchange-traded U.S. Government bond futures and options on interest rates or Government bonds)

➢  Forward Commitment Transactions – U.S. Government Agency mortgage-backed to-be-announced (“TBAs”) securities

➢  International Fixed Income Securities

➢  High Yield Securities

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

Prepayment Risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Mortgage Backed-Securities Risk. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

Forward Commitment Risk.  The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years periods compare with those of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Intermediate Bond Fund of the former American Independence Funds Trust. Effective December 27, 2010, the Fund changed its name to the Core Plus Fund.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares will differ because of differences in the expenses of each class

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.32%	Q4 2008
Worst quarter:	(2.44)%	Q2 2004

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	5.25%	6.46%	5.09%
Return After Taxes on Distributions	4.05%	4.85%	3.51%
Return After Taxes on Distributions and sale of shares	3.54%	4.62%	3.45%
Class A Shares (Return Before Taxes)	0.45%	5.35%	4.46%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	5.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares reflect the deduction of the sales load. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Boyd Watterson Asset Management, LLC, located at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114, serves as the sub-adviser to the Fund. The portfolio managers responsible for the day-to-day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
Brian Gevry	CIO at Titanium Asset Management/ CEO	2010
James Shirak	Executive Vice President/ Deputy CIO	2010
Gregory Cobb	Executive Vice President/ Lead Fixed Income Strategist	2011
David Dirk	Senior Vice President/ Director Portfolio Management and Trading	2010

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. Inflation-Indexed Fund

FUND SUMMARY – U.S. INFLATION-INDEXED FUND

Investment Objectives/Goals.

The Fund’s objective is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.45%(2)	1.00%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.65%	1.10%	1.65%
Fee Waivers and Expense Reimbursements(3)	-0.33%	-0.33%	-0.33%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	0.32%	0.77%	1.32%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing only 0.20% of the shareholder servicing fee.

(3)    Pursuant to an operating expense limitation agreement between American Independence Financial Services, LLC (“American Independence” or the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2014 to ensure that Total Annual Operating Expenses do not exceed 0.32%, 0.77% and 1.32% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$33	$175	$330	$779
Class A Shares	$500	$728	$975	$1,680
Class C Shares	$238	$488	$866	$1,927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund’s goal is to outperform the Barclays Capital 1–30 Year U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L). Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% of the Fund's net assets, plus borrowings for investment purposes, in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate;

➢  Derivatives as a substitute for direct investment in inflation-indexed securities; and

➢  Up to 20% of the Fund’s net assets, plus borrowings for investment purposes, in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

Main types of securities in which the Fund may invest:

➢  U.S. Inflation-Linked Securities

➢  Derivative Securities (consisting of exchange-traded U.S. Government bond futures and options on interest rates or U.S. Government bonds)

➢  Foreign sovereign inflation-indexed securities

➢  U.S. government and agency securities that are not indexed to inflation

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater.  However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation.  Therefore, the fund is subject to deflation risk.  Correspondingly, the fund may benefit during periods of inflation.

Credit Risk.  The issuer of a fixed-income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Foreign Sovereign Debt Securities Risk. The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year, 5 year and since inception periods compare with those of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index. The Fund has been in existence since January 2, 2001, but until May 8, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares and Class C Shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.54%	Q1 2008
Worst quarter:	(4.28)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	6.46%	7.37%	6.96%
Return After Taxes on Distributions	4.65%	5.37%	4.80%
Return After Taxes on Distributions and sale of shares	4.41%	5.20%	4.74%
Class A Shares (Return Before Taxes)	1.57%	6.17%	6.22%
Class C Shares (Return Before Taxes)	4.44%	7.04%	6.79%
Barclays Capital U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	6.98%	7.04%	6.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares and Class C Shares reflect the deduction of sales loads. After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, NY 10166, serves as the sub-adviser to the Fund. The portfolio manager responsible for the day-to-day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
Cedric Scholtes	Portfolio Manager	2006

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Fusion Fund

FUND SUMMARY – FUSION FUND

Investment Objectives/Goals.

The Fund’s investment objective is long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer-term investors better returns with less volatility than the broad equity market averages across a full market cycle.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.40%	1.40%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses:
Short Sale Dividend Expenses	0.29%	0.29%
Administrative Expenses	4.61%	4.61%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	6.35%	6.85%
Fee Waivers and Expense Reimbursements(1)	-4.11%	-4.11%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	2.24%	2.74%

(1)    Pursuant to an operating expense limitation agreement between American Independence Financial Services, LLC (“American Independence” or the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2014 to ensure that Total Annual Operating Expenses do not exceed 1.90% and 2.40% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses” and “Short Sale Dividend Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$227	$1,515	$2,768	$5,755
Class A Shares	$836	$2,132	$3,381	$6,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 229% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  Under normal market conditions, the Fund, which is a U.S. long short equity fund, intends to invest in the following manner:

➢  Long and short positions in equities traded in the U.S. and exchange-traded funds (“ETFs”) representing U.S., global and international indices;

➢  Equities and ETFs in both developed an emerging markets outside the U.S.;

➢  Maintain a net delta adjusted exposure range from 40% to 80%. The delta adjusted exposure is a measure of the sensitivity of the Fund's assets to a change, up or down, in broad U.S. equity market indices. Will hold long positions with an aggregate value of up to 100% of its net assets and establish short positions of up to 45% of its net assets;

➢  May use put and call options on equities, indices, or ETFs representing such indices, to alter the Fund’s net delta adjusted exposure outside the 40% to 80% range, primarily for hedging purposes but also to increase market value when warranted;

➢  Invest in convertible, preferred and debt securities of U.S. corporations;

➢  Up to 30% of its net assets, plus borrowings for investment purposes, in U.S. Government bonds; and

➢  Other investment companies.

Main types of securities in which the Fund may invest:

➢  U.S. Common stocks traded on major stock exchanges

➢  ETFs and Other Investment Companies

➢  Foreign securities

➢  Preferred securities

➢  U.S. Government and Corporate Bonds

➢  Short-term money market securities

➢  Put and call options on equities, indices, or ETFs representing such indices

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of a Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ETF and Investment Company Risk.  The Fund may invest in ETFs, closed-end funds and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities and other securities.  You will indirectly bear proportionate fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Emerging Markets Risk. Investing in securities of foreign developing countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

Leveraging Risk. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. If the Fund leverages its portfolio, the Fund may be more volatile than if it had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions. The Fund’s transactions in futures contracts, swaps and options could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Tax Risk. Investing in short sales will subject the Fund to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 39.6%).

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the Fund’s benchmark, the S&P 500 Index, and that of the Consumer Price Index. The Fund has been in existence since December 22, 2009.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	9.98%	4Q 2011
Worst quarter:	(11.85)%	3Q 2011
AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
		1 Year	Since Inception (12/22/2009)
Institutional Class Shares
Return Before Taxes		6.65%	-1.17%
Return After Taxes on Distributions		6.65%	-1.17%
Return After Taxes on Distributions and sale of shares		4.32%	-0.99%
Class A Shares (Return Before Taxes)		0.05%	-4.88%†
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	10.69%
Consumer Price Index*		1.61%	2.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares reflect the deduction of sales loads. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

†  Class A Shares commenced operations on 6/30/2011. The return shown reflects the return information for Institutional Class Shares from 12/22/2009 through 6/29/2011 and adjusted for expense differences.

* The since inception return for the Consumer Price Index (“CPI”) is from December 31, 2009 through the reporting period since the CPI is only reported on a monthly basis.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Eddystone Capital, LLC (“Eddystone”), located at 230 Park Avenue, Suite 534, New York, NY 10169, serves as the sub-adviser to the Fund. The portfolio managers responsible for the day-to-day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
Francis J. Ledwidge	Chief Investment Officer	2011
Timothy D. Voake	Portfolio Manager	2011

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Dynamic Conservative Plus Fund

FUND SUMMARY – DYNAMIC CONSERVATIVE PLUS FUND

Investment Objectives/Goals.

The Fund’s investment objective is long term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.35%(1)
Other Expenses	1.16%	1.16%
Acquired Fund Fees and Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses(2)	1.84%	2.19%
Fee Waivers and Expense Reimbursements(3)	-0.71%	-0.71%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)(3)	1.13%	1.48%

(1)   The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing only 0.10% of the distribution fee and is assessing the full 0.25% shareholder servicing fee.

(2)   Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements are based on estimated amounts for the current fiscal year due to a change in distribution fees waived and a new expense limitation agreement. Last fiscal year’s fees as provided in the Fund’s Financial Highlights are different.

(3)   American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses at 0.95% and 1.30% of the Fund’s average net assets for the Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$115	$510	$929	$2,100
Class A Shares	$569	$1,016	$1,488	$2,788

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 785% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a universe of approximately eighteen (18) exchange-traded funds (“ETFs”) in four major asset classes: Equity, Fixed Income, Alternatives and Commodities. Allocations within each asset class are based on proprietary business cycle quantitative models. Each asset class will have the following characteristics:

➢  Equity: will include stock securities representing the U.S., Europe, Emerging Markets, and Japan

➢  Fixed Income: will include U.S. Treasury debt with maturities ranging from 1 to 20+ years, including inflation-protected treasuries (“TIPs”), and Global Corporate Investment Grade debt, High Yield debt and Mortgage-Backed Securities, in both developed and emerging markets, with maturities ranging from 5 to 20+ years, and Convertible Bonds

➢  Alternatives: will include emerging markets’ local currency money markets and U.S. real estate

➢  Commodities: will include gold, energy related companies and agricultural related companies

The Dynamic Conservative Plus Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Dynamic Conservative Plus Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes. The portfolio manager may, when consistent with the Fund’s investment objective, buy or sell options or futures (commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Main types of securities the Fund may hold:

➢  ETFs

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

➢  Derivative Instruments, including futures and options for bona fide hedging purposes

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below and include risks that the Fund is exposed to by investing in the ETFs within the four asset classes:

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

ETF Risks. The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. There is no assurance the ETFs the Fund may utilize will achieve their objectives. Additionally, since many ETFs are managed to reflect daily price change objectives, there will be a compounding effect if the ETFs are held for longer than one day.

Fund of Funds Structure. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Advisor considers prudent, or cause the Advisor to select an investment other than that which the Advisor considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed-income securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulations such as tariffs, embargoes or burdensome production rules and restrictions.

Real Estate Investment Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of a Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year and since inception period compare with those of the Fund’s benchmark, the S&P Dynamic Multi-Asset Strategy Index. Prior to December 20, 2012, the Fund’s benchmark was the Barclays Capital 1-3 Year U.S. Aggregate Bond Index. When the Fund changed its objective and strategy after approval by shareholders at a meeting held December 19, 2012, the benchmark changed to reflect the new objective and strategy of the Fund. The Fund has been in existence since July 8, 2010; prior to November 1, 2012, the Fund’s name was the American Independence Absolute Return Bull Bear Bond Fund.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	3.24%	4Q 2010
Worst quarter:	(4.04)%	2Q 2012

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	Since Inception (7/8/2010)
Institutional Class Shares
Return Before Taxes	-2.07%	-2.01%
Return After Taxes on Distributions	-2.07%	-2.09%
Return After Taxes on Distributions and sale of shares	-1.35%	-1.75%
Class A Shares (Return before taxes)	-6.57%	-3.99%
S&P Dynamic Multi-Asset Strategy Index (reflects no deduction for fees, expenses or taxes)	9.72%	3.39%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	1.99%	4.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Class A Shares reflect deduction of sales charges.  After-tax returns for Class A, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC. The portfolio manager responsible for the day-to-day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
Imanol Laresgoiti	Portfolio Manager	2012

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling (888) 266-8787.

•         Redemptions: by calling (888) 266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies.

The investment objective, principal investment strategies and primary risks of each Fund are discussed individually above. Additional information on principal strategies can be found below and details on the various types of investments can be found in the SAIs.

Investment Objective.  Each Fund’s investment objective is “fundamental,” which means that it may be changed only with the approval of Fund shareholders.

80% Policy.  Each Fund, except for the Core Plus Fund, Strategic Income Fund, Fusion Fund and Dynamic Conservative Plus Fund, has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy.  Under adverse market conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

CFTC Regulatory Consideration.  The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. The Dynamic Conservative Plus Fund may invest in commodity interests indirectly through other investment companies. The American Independence Funds Trust has claimed a temporary exemption from the definition of CPO under the CEA, and therefore, is not currently subject to registration or regulation as a CPO under the CEA.  When the temporary exemption expires, to the extent the American Independence Funds Trust on behalf of the Dynamic Conservative Plus Fund is not otherwise eligible to claim an exclusion from CFTC regulation, the American Independence Funds Trust may determine to operate subject to CFTC regulation and may incur additional expenses.

Stock Fund. The Fund’s Adviser uses a disciplined value approach to portfolio construction using extensive quantitative and analytical resources. The selection process begins by looking at the universe of primarily U.S. listed companies with a market capitalization in excess of $2 billion. A quantitative fair value evaluation is then applied to stocks using a mix of value, growth and discounted cash flow analysis.  The Adviser is also sensitive to the right price, with reasonable absolute return targets to help put the reward/risk in favor of the Fund. The portfolio cash equivalent levels may rise as particular stocks are reduced at levels above fair value; however, under normal circumstances, cash will be below 20%. The Adviser opportunistically adds to existing positions at attractive prices.

International Alpha Strategies Fund.  Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its principal office. The Fund generally follows a multi-capitalization approach focusing on mid to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies.

Kansas Tax-Exempt Bond Fund.  The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a nationally recognized statistical rating organization (‘‘NRSRO’’). The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s Adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities. As of January 31, 2013, the average weighted duration of the Barclays Capital 7-Year Municipal Index was 4.95 years.

Strategic Income Fund.  The Fund invests primarily in high quality short-term debt securities. The portfolio manager may use interest rate hedging to stabilize the Fund's value as interest rates fluctuate. The Fund may also invest up to 10% of its net assets in each of the following: (1) international fixed income debt; (2) emerging market fixed income debt; and (3) high-yield securities. The performance objective of the Fund is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Fund. The current index is the Barclays 1-3 Year U.S. Aggregate Bond Index. Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s sub-adviser will seek to manage the magnitude of fluctuation by maintaining the Fund’s duration within 25% of the Barclays 1-3 Year U.S. Aggregate Bond Index. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. As of January 31, 2013, the average weighted duration of the Barclays 1-3 Year U.S. Aggregate Bond Index was 1.83 years.

Core Plus Fund.  The Fund’s overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of providing investors with a competitive total return. The strategies employ a top-down, macroeconomic approach to determine the portfolio’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Barclays U.S. Aggregate Index and limit its average duration to +/- 20% of the Index. As of January 31, 2013, the average weighted duration of the Barclays U.S. Aggregate Index was 5.20 years.

U.S. Inflation-Indexed Fund.  The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns over the benchmark. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (series L) before deducting for fund expenses. Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s Adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index by more than 2 years. As of January 31, 2013, the average weighted duration of the Barclays Capital U.S. TIPS Index was 8.25 years and its effective duration (e.g., the sensitivity to changes in conventional Treasury yields) was approximately 5.86 years.  Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the change in the seasonally unadjusted CPI index of urban consumers. U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Fusion Fund.  The Fusion Fund’s management attempts to achieve absolute returns through a “bottom up” investment process, which tries to identify securities trading at a discount to intrinsic value. The long portfolio is diversified across numerous positions as well as by industry and geography. Capital is allocated based first on risk rather than reward so the highest risk securities receive the smallest allocation. Each position purchased is reviewed on a regular basis and additional commitments are normally only made as corporate results, changes or liaisons with management confirm that the initial synopsis as to potentially improving trends is correct.

The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Specific strategies for reducing or “hedging” market exposure may include writing call options on individual ETFs representing a stock indices or the stock indices themselves while simultaneously buying put options of a similar nature considered by the investment manager to be correlated with the Fund’s portfolio. The purpose of selling, or writing, the call option is to finance the put purchase.  The total notional value of the Fund’s hedge positions is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which the notional values of long and short exposures are of equal size.

Dynamic Conservative Plus Fund.  The Fund seeks to achieve it investment objective using ETFs, through a dynamic, global portfolio of bonds, stocks, commodities and alternative investments. Rotation through different asset classes is governed by a proprietary business cycle model and allocations are made using portfolio optimization algorithm. The manager strives to keep risk within bounds by estimating asset class returns and price volatility at different phases of the business cycle.

Related Risks.

The main risks associated with investing in the Funds are summarized in “Principal Investment Strategies, Risks and Performance” section at the front of this prospectus under “Fund Summary” for each Fund. A summary matrix of risks by each fund is provided below.  Following the risk matrix, you will find more detailed descriptions of these risks.

Description of Risk	Stock	Inter-national Alpha Strategies	Kansas Tax-Exempt Bond	Strategic Income	Core Plus	U.S. Inflation-Indexed	Fusion	Dynamic Conserv-ative Plus
Concentration Risk:			x	x
Banking Industry Risk				x
State Specific Risk			x
Deflation Risk						x
Derivatives Risk	x	x		x	x	x	x	x
CFTC Regulatory Risk		x		x	x	x		x
Futures Risk				x	x	x		x
Options Risk	x			x	x	x	x	x
Swaps Risk				x
Emerging Markets Risk		x					x	x
ETF and Investment Company Risk	x			x	x		x	x
Equity Market Risk	x	x					x	x
Fixed Income Securities Risk	x	x	x	x	x	x	x	x
Foreign Currency Risk		x
Foreign Securities Risk	x	x		x	x	x	x	x
Forward Commitment			x		x
High Portfolio Turnover Rate Risk	x	x		x	x	x	x	x
High Yield Securities Risk				x	x			x
Leveraging Risk	x	x		x	x	x	x
Liquidity Risk	x	x	x	x	x		x
Management Risk	x	x	x	x	x	x	x	x
Non-Diversified Fund Risk			x	x
Prepayment Risk			x	x	x			x
Quantitative Investment Strategies Risk	x						x
Real Estate Investment Trusts Risk	x	x		x	x		x	x
Recent Market Events Risk	x	x	x	x	x	x	x	x
Short Selling Risk							x
Small- and Medium-Sized Companies Risk	x	x					x	x
Tax Risk							x
U.S. Government Obligations Risk	x	x		x	x	x	x	x

Concentration Risk. Concentration Risk is when a Fund invests more than 25% of its total assets in the securities of issuers in the a certain industry and is therefore exposed to the risk that factors affecting that industry will have a greater effect on the Fund than they would if the Fund invested in a diversified number of unrelated industries. Certain Funds as indicated in the above chart are subject to the following concentration risks:

Banking Industry Risk. Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

State Specific Risk.   State specific risk is the chance that a Fund, because it invests primarily in securities issued by a specific state and its municipalities, is more vulnerable to unfavorable developments in that state than funds that invest in municipal bonds of many different states.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater.  However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation.  Therefore, the fund is subject to deflation risk.  Correspondingly, the fund may benefit during periods of inflation.

Derivatives Risk. Derivatives may be riskier than other types of investments and may increase the volatility of a Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Many derivatives create leverage thereby causing a Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose a Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose a Fund to risks of mispricing or improper valuation.

CFTC Regulatory Risk.  In February 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that could potentially subject the Adviser to regulation as a “commodity pool operator” (“CPO”) and “commodity trading advisor” (“CTA”). Compliance with the CFTC’s regulatory changes were required by December 31, 2012. Under these new CFTC regulations, an investment company must comply with certain de minimis commodities and derivatives trading limitations and marketing restrictions.  The Funds currently intend to comply with the de minimis trading limitations. In the event that a Fund is unable to operate within these limitation and restrictions, the Adviser would be required to register as a CPO and CTA. Compliance with these additional registration and regulatory requirements would increase Fund expenses.

Futures Risk. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Options Risk.  The Adviser or Sub-Adviser for certain funds may use a number of option strategies. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

With certain exceptions, exchange listed options on individual securities are generally settled by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

Swaps Risk. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and there is often no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. A Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where a Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will require the clearing and exchange-trading of many OTC swap agreements. Mandatory exchange-trading and clearing will occur on a phased-in basis.

Emerging Markets Risk.  A Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

ETF and Investment Company Risk. A Fund may invest in shares of ETFs, closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in a Fund should be made with the understanding that the ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Equity Market Risk.  The market value of an equity security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause an equity security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Fixed Income Securities Risk.  Some of the securities or other investment companies in which a Fund may invest are invested in a broad range of bonds or fixed-income securities.  To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates, credit rating and duration.

Interest Rate Risk. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interests rates decline, the market value of a fixed-income security rises. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time. When synthetic and cross-hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Foreign Securities Risks. Investments in foreign securities involve certain inherent risks, including the following:

Foreign Investment.  A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. A Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency.  Such changes will also affect the securities’ income.  The value of the security may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Forward Commitment Risk.  A Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, a Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on a Fund and may contribute to volatility of that Fund’s net asset value and create a higher portfolio turnover rate.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.  To the extent that a Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

High-Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

Leveraging Risks. Leverage involves special risks. There is no assurance that a Fund will leverage its portfolio or, if it does, that a Fund’s leveraging strategy will be successful. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Funds are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions.  A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Liquidity Risk. Some of the securities in which the Funds invest may be or become relatively illiquid because they are thinly traded, they are subject to transfer restrictions, or the circumstances of a Fund's ownership of them gives rise to practical or regulatory limits on the Fund's ability to liquidate quickly. A Fund may not be able to promptly liquidate those investments if the need should arise, and its ability to realize gains, or to avoid losses in periods of rapid market activity, may therefore be affected. In addition, the value assigned to such securities for purposes of determining a shareholder's share in a Fund's net profits and net losses may differ from the value that Fund is ultimately able to realize.

Management Risk. Management risk is the risk that the investment techniques of the Adviser or Sub-Adviser could fail to achieve a Fund’s objective and could cause your investment in a Fund to lose value. The Funds are subject to management risk because they are actively managed by either the Adviser or Sub-Adviser. The Adviser or respective Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for that Fund, but there can be no guarantee that the decisions will produce the desired results. For example, securities that are expected to appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or the Adviser or Sub-Adviser may decide not to use them, even under market conditions where their use could have benefited a Fund.

Non-Diversified Fund Risk.  A Fund that is “non-diversified” and is not required to meet certain diversification requirements under federal laws.  A Fund may invest a greater percentage of its assets in the securities of an issuer.  However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk. A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

Quantitative Investment Strategies Risk. The Adviser or Sub-Adviser may rely on quantitative models (both proprietary models developed by the Adviser or Sub-Adviser and those supplied by third parties) and information and data supplied by third parties (“Models and Data”) in managing the Funds in general. Models and Data are used to assist in determining investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser or Sub-Adviser are predictive in nature. Predictive models generally depend on the assumption that the future performance of a specific investment can be predicted based on the correlation of the past performance of the investment with the past performance of other investments or economic or financial data.  The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Additionally, market dynamics change over time and correlations that existed in the past may diminish or end.  A model may fail to provide correct predictions, and a model that has been successful in the past may be less successful or ineffective in the future.  Most statistical formulae cannot fully match the complexity of the financial markets and a model may be flawed or may not work as anticipated.  During unforeseen or low probability scenarios, models may produce unexpected results, which may result in losses for a Fund.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices.  Additionally, models are typically dependent on the input of timely market data from third party vendors and the failure to receive data in a timely manner could disrupt a Fund’s trading, resulting in losses to the Fund. The use of models is also dependent on functioning computer systems and could be severely compromised by technological failures, power loss, computer viruses, physical damage, including fire or water damage, and other events.

The models used by the Adviser or Sub-Adviser may be similar to the models used by other managers, which may result in investment decisions for a Fund being similar to the investment decisions made by other managers.  This may result in increased volatility, particularly if the other managers decide to sell investments at the same time as the Fund.

Recent Market Events Risk.  During the past several years, U.S. and international markets experienced significant volatility. The fixed-income markets had experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the risks herein associated with an investment in a Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on a Fund.

Real Estate Investment Trusts (“REITs”) Risk. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Short Selling Risk.  Short selling shares of securities may result in a Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required a Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until a Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After short selling a security, a Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. A Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. In addition, a Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. A Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when a Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.  Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that a Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that a Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage (see “Leveraging Risks”).

The Board of Trustees has considered the short sales strategy in applicable Funds and its attendant risks and has determined that the strategy does not impair a Fund’s ability to meet redemptions or meet other regulatory requirements. The Board of Trustees has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that a Fund’s short positions are continuously monitored, comply with regulatory requirements and are in the best interests of a Fund’s shareholders.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of a Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

Tax Risk. A Fund investing in short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. Due to the nature of a Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of a Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 39.6%).

U.S. Government Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Fund Management.

Investment Adviser.  The investment adviser for these Funds is American Independence Financial Services, LLC (“American Independence” or “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. American Independence is based at 230 Park Avenue, Suite 534, New York, NY 10169. As of December 31, 2012, American Independence managed approximately $1.1 billion in assets.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The current gross management fee and the management fee paid after waivers and/or reimbursements as of October 31, 2012, of each Fund’s average daily net assets are as follows:

Fund	Gross Fee	Net Fee after Waivers and/or Reimbursement
Stock Fund	1.00%	0.68%
International Alpha Strategies Fund	0.81%	0.51%
Kansas Tax-Exempt Bond Fund	0.30%	0.24%
Strategic Income Fund	0.40%	0.14%
Core Plus Fund	0.40%	0.12%
U.S. Inflation-Indexed Fund	0.40%	0.07%
Fusion Fund	1.40%	(2.71%)
Dynamic Conservative Plus Fund	0.50%	(0.06%)

A discussion regarding the basis for the Board's approval of the investment advisory agreement and each of the investment sub-advisory agreements appears in the annual report to shareholders for the fiscal period ended October 31, 2012.  Under a separate administration agreement, the Funds also pay the Adviser a fee of 0.125% for providing administrative services.

Portfolio Managers.  Under the investment advisory agreement, American Independence is responsible for the investment management oversight in its role as adviser to all of the Funds.

Each Fund’s portfolio manager is responsible for the day-to-day management of that Fund. The portfolio manager(s) for each Fund is listed below. For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage, please consult the Statement of Additional Information.

Stock Fund

Richard (‘Rick”) Baird. Lead Portfolio Manager. Mr. Baird joined American Independence in June 2012. Mr. Baird also manages fixed income and value equity strategies at Yellowstone Partners, which he joined in January 2010. He is a Chartered Financial Analyst and member of the Institute of Chartered Financial Analysts. He has managed municipal bonds and equities for high net-worth clients and mutual funds for over 25 years. Mr. Baird founded Wind River Advisors LLC in March 2008, an investment firm acquired by Yellowstone Partners in 2009. Mr. Baird’s background includes Senior Vice President of Zions Bank and Chief Investment Officer of the investment division of Western National Trust Company, the 6-state Zions’ subsidiary. He was Vice President at Seafirst Bank in Seattle where he chaired the Equity Strategy Committee and Vice President at First Security Investment Management where he managed foundations and the firm’s municipal bond funds. Mr. Baird is a past officer of the CFA Society of Salt Lake.

David Hansen. Portfolio Manager. Mr. Hansen joined American Independence in June 2012. He is also President and CEO of Yellowstone Partners. In 2003, Mr. Hansen became a partner in Yellowstone Partners, assuming responsibility for clients in Idaho and Jackson Hole, Wyoming. Two years later, Mr. Hansen assumed control of the entire firm and its growing client base, consisting of individuals and companies from all over the country. Mr. Hansen started his financial services career working for Heritage Financial Group, after completing his MBA in 1993 at Utah State University, and then with Talbot Corporation from 1997 to 2003.

John Christopher (Chris) Jacobs. Assistant Portfolio Manager. Mr. Jacobs joined American Independence in June 2012. Mr. Jacobs has been a trader and analyst with Yellowstone Partners since 2010. Mr. Jacobs graduated with an undergraduate degree in business management with an emphasis in finance from Brigham Young University-Idaho. He is presently enrolled in the Masters of Banking and Financial Services Management program from Boston University. Shortly after 9/11, Chris joined the U.S. Army Reserves. Having served in Afghanistan, Mr. Jacobs is a veteran of Operation Enduring Freedom.

Eric M. Rubin. President of the Funds. Mr. Rubin is a founding member of American Independence and President of American Independence since February, 2005. Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Kansas Tax-Exempt Bond Fund

Robert A. Campbell, CFA, Vice President and Portfolio Manager, joined American Independence in March, 2006. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund. Prior to joining American Independence, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Dynamic Conservative Plus Fund

Imanol Laresgoiti, Portfolio Manager. Mr. Laresgoiti joined American Independence in 2012 as an investment manager for the firm’s Conservative Plus Portfolio Strategy. Mr. Laresgoiti is Founder and Partner of Luz Capital S.C. (“Luz Capital”) located in Mexico City, Mexico, which commenced operations in 2002. With Luz Capital, Mr. Laresgoiti performs several investment related functions including serving as a consultant to Mexican and Latin American financial institutions and portfolio managers, an investment advisor for a financial group in Switzerland, a member of the investment committee for the one of the largest mutual fund manager in Mexico, and is a financial advisor to real estate developers. Prior to starting Luz Capital, Mr. Laresgoiti was Founder and Partner for L.O.G. International Corp. in New York, which managed a hedge fund with assets under management of over $155 million. He also worked as Vice President at various companies including Bankers Trust Company, Inverlat International and Casa de Bolsa Inverlat. Mr. Laresgoiti earned a Bachelor of Science in Industrial Engineering from the Universidad Panamericana, Mexico City, Mexico.

Sub-Advisers.  The Adviser has entered in sub-advisory agreements on behalf of some of the Funds, including with Security Investors, LLC for the International Alpha Strategies Fund, HighMark Capital Management, Inc. for the Strategic Income Fund, Boyd Watterson Asset Management, LLC for the Core Plus Fund, Fischer Francis Trees & Watts, Inc. for the U.S Inflation-Indexed Fund, and Eddystone Capital LLC for the Fusion Fund. Under the investment advisory agreement, American Independence is responsible for the oversight of the sub-adviser.

Each Fund’s portfolio manager is responsible for the day-to-day management of that Fund. The portfolio manager(s) for each Fund is listed below. For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund(s) they manage, please consult the Statement of Additional Information. Mr. Eric M. Schaefer, Chief of Investment Products at American Independence, is responsible for the oversight of the sub-advisory relationships for all the funds.

International Alpha Strategies Fund

Security Investors, LLC, which operates as Guggenheim Investments (“Guggenheim Investments”), serves as the sub-adviser to the Fund. Under American Independence’s supervision, Guggenheim Investments is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. Guggenheim Investments is located at 135 East 57th Street, New York, NY 10022. Guggenheim Investments managed more than $143 billion in assets as of December 31, 2012. Guggenheim Investments is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC.

The investment team of Nardin Baker and Jakob Wold are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Managers

Nardin Baker,  Portfolio Manager, International Equities of SGI and Guggenheim Partners Asset Management (“GPAM”), an affiliated company of SGI, joined SGI in 2011 and GPAM in 2010.  He has more than 24 years of investment experience and is a well-known expert in the field of multi-factor analysis.  Prior to joining GPAM, Mr. Baker was Chief Investment Officer of South Street Investment Advisors, CIO for non-US developed markets at Batterymarch Financial Management, and Director of the Global Asset Allocation and Tax-Sensitive Equities groups at Grantham, Mayo, Van Otterloo & Co. LLC in Boston.  Before that, he directed the quantitative equity management group for National Investment Services of America (NISA) in Milwaukee, Wisconsin.  Through all of those roles he was an external advisor to Alfred Berg/Fortis (acquired by BNP Paribas), for which he advised global equity strategies in excess of $3 billion.  He received his B.S. degree in mechanical engineering from the University of Illinois.  He is a Chartered Financial Analyst (CFA) and a member of the Boston Security Analysts Society (BSAS), Chicago Quantitative Alliance (CQA), and the Boston chapter of the Quantitative Worker Alliance for Applied Finance, Education, and Wisdom (QWAFAFEW). He serves on the Trustees of Donation for the Diocesan Investment Trust.

Ole Jakob Wold, Portfolio Manager, International Equities of SGI and GPAM, joined GPAM in 2010 and SGI in 2011. He has 16 years of international investment experience.  Prior to joining GPAM, he was Senior Portfolio Manager at Alfred Berg/Fortis (acquired by BNP Paribas), where he had been involved in the management of global equity strategies, working with Mr. Baker, since the early part of his career in 1994.  Mr. Wold holds a degree from the Norwegian School of Business and Administration in Bergen, Norway.

Strategic Income Fund

HighMark Capital Management, Inc. (“HighMark”), a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation, serves as sub-adviser to the Fund. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of December 31, 2012, HighMark had approximately $18.4 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Portfolio Managers

E. Jack Montgomery, CFA, Vice President and Director of Fixed Income, joined HighMark in 1994. As the Director of Fixed Income, he is responsible managing the taxable fixed income strategies for all client types. He is also a member of HighMark’s Investment Policy Committee and Asset Allocation Committee. Mr. Montgomery began his career in the investment industry in 1979 with the First Interstate Bank of Oregon. Prior to joining HighMark, Mr. Montgomery was the Portfolio Manager of the San Francisco Employees' Retirement Systems fixed income portfolio.

Mr. Montgomery earned a Bachelor of Business Administration from the University of Oklahoma, and a Master of Business Administration in Finance from the University of Oregon at Eugene. In addition, he is a CFA charterholder and a member of the San Francisco Society of Financial Analysts.

Jeffrey Klein, CFA, Vice President and Senior Portfolio Manager, joined HighMark in 2010. As a Senior Portfolio Manager, he is primarily responsible for managing the taxable fixed income strategies for all client types. Mr. Klein joined the investment industry in 1992 with Dodge & Cox, where he spent 12 years as a portfolio manager and a member of the firm’s fixed income policy making committees. More recently, Mr. Klein was a Managing Director at Halbis Capital Management before joining Bishop Street Capital Management as a Senior Portfolio Manager.

Mr. Klein earned a Bachelor of Arts degree in Political Science with a minor in English Literature from Columbia University. He is a CFA charterholder and member of the CFA Institute, the CFA Society of San Francisco and the New York Society of Security Analysts.

Gregory B. Lugosi, Vice President and Portfolio Manager, joined HighMark in 1991. As a Portfolio Manager, he is responsible for managing taxable fixed income strategies as well as executing fixed income trades on behalf of regional portfolio managers. Mr. Lugosi has been in the investment industry since 1989 with firms that include Planned Asset Management and Petra Financial Group. Prior to joining HighMark, Mr. Lugosi worked at MERUS Capital Management and Union Capital Advisors. Mr. Lugosi earned a Bachelor of Arts degree in Business Administration from Woodbury University.

Core Plus Fund

Boyd Watterson Asset Management, LLC (“BWAM”) is headquartered at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM managed more than $4.9 billion in assets as of December 31, 2012. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202.

The BWAM Fixed Income investment team of Brian Gevry, James Shirak, Gregory Cobb and David Dirk is jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below.

Portfolio Managers

Brian L. Gevry, CFA. Mr. Gevry is the Chief Investment Officer at Titanium Asset Management Company and the Chief Executive Officer at BWAM.  Mr. Gevry joined Duff and Phelps Investment Management Company (BWAM’s predecessor) in 1991 and has 19 years’ experience working in the investment industry.  He currently manages the investment staff and the multiple offices of Titanium Asset Management Company and its subsidiaries.  Mr. Gevry is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute. Mr. Gevry earned his BA from Cleveland State University and an MBA from Case Western Reserve University.

James R. Shirak.  Mr. Shirak is an Executive Vice President and the Deputy Chief Investment Officer at BWAM.  Mr. Shirak joined BWAM in 2000 and has 47 years’ experience working in the investment industry.  Prior to joining BWAM, he was the Managing Director of Fixed Income at Sterling Asset Management, Co., Fixed Income Portfolio Manager at BP America, Inc., and Senior Investment Officer at Republic Steel and Lincoln National Corp.  Mr. Shirak is an affiliated member of the CFA Society of Cleveland and the CFA Institute and a member and past President of the Bond Club of Cleveland. Mr. Shirak earned his BA from Ohio University and an MBA from Ohio University

Gregory H. Cobb. Mr. Cobb is an Executive Vice President and the Lead Fixed Income Strategist at BWAM.  Mr. Cobb joined Sovereign Advisers in 1999 which subsequently merged into BWAM on January 1, 2011.  At Sovereign Advisers, Mr. Cobb was a managing director and the chief investment officer of the firm.  He has more than 20 years’ experience working in the investment industry.  Prior to joining Sovereign Advisers, he was a senior portfolio manager for the fixed-income divisions of Bank of America, Trusco Capital Management and Barnett Banks.  Mr. Cobb is an affiliated member of the CFA Society of North Carolina and the CFA Institute.  Mr. Cobb earned his BA degree in economics from the University of North Carolina at Chapel Hill where he also pursued post-graduate studies in economics and finance.

David M. Dirk, CFA. Mr. Dirk is a Senior Vice President and the Director of Portfolio Management and Trading at BWAM.  Mr. Dirk joined BWAM in 1996 and has 14 years’ experience working in the investment industry.  Mr. Dirk is a senior fixed income strategist and portfolio manager at BWAM.  He is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute.  Mr. Dirk earned his BA from Baldwin-Wallace College and an MBA from Case Western Reserve University.

U.S. Inflation-Indexed Fund

Fischer Francis Trees & Watts, Inc. ("FFTW"), a New York corporation (“Sub-Adviser”), serves as the sub-adviser to the U.S. Inflation-Indexed Fund.  FFTW (NY) was organized in 1972 and is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”). The Sub-Adviser together with its London affiliate and FFTW – Singapore, a registered business name of BNP Investment Partners Singapore Limited, managed approximately $58.5 billion as of December 31, 2012 for numerous fixed-income clients.

The Sub-Adviser specializes in managing US and global fixed income portfolios for institutional clients including central banks and official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. The Sub-Adviser also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. The Sub-Adviser's New York offices are located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

Portfolio Manager

Cedric Scholtes, Head of the Global Rates Alpha Team at FFTW, has responsibility for managing US inflation-linked portfolios as well as U.S. Government portfolios including generating alpha ideas for US duration and yield curve positioning for all investment strategies. He is responsible for the overall performance of the Global Rates Alpha Team, implementing and improving investment processes for this team as well as managing the dedicated interest rate specialists who comprise the team. Mr. Scholtes joined FFTW in June 2006 as a portfolio manager and is based in New York.

Mr. Scholtes joined the firm from the Treasury trading desk at Goldman Sachs, where his responsibilities included taking proprietary positions and market-making in index-linked markets, as well as enhancing the desk's analytical capabilities.  Prior to working at Goldman Sachs, Mr. Scholtes spent five years at the Bank of England, two of which were spent on secondment to the Federal Reserve Bank of New York.  At the Bank of England, Mr. Scholtes spent two years in the Foreign Exchange Division, helping to manage the UK Treasury's foreign exchange reserves. Prior to that, he worked as a research economist within the Monetary Analysis Division, researching fixed income markets.  Mr. Scholtes has published articles on nominal and inflation-linked debt markets in Bank of England, BIS and IMF periodicals, as well as RiskBooks.  Mr. Scholtes has 12 years of investment experience.

Mr. Scholtes holds an MSc in finance and economics from Warwick Business School (1999), an MSc in economics from the London School of Economics (1997), and an MA/BA in economics from Cambridge University (1996).

Fusion Fund

Eddystone Capital, LLC (“Eddystone”) is located at 230 Park Avenue, Suite 534, New York, NY 10169. As of December 31, 2012, Eddystone managed more than $32.2 million in assets. Eddystone, which was founded in 1997, is registered as an investment adviser under the Advisers Act. Although it shares the same place of business as the Fund’s Adviser, it is not affiliated with American Independence.

The Fund is co-managed by Mr. Francis J. Ledwidge and Mr. Timothy Voake of Eddystone. Information about Messrs. Ledwidge and Voake, including work experience and education, is below.

Portfolio Managers

Francis J. Ledwidge, Chief Investment Officer, has been with Eddystone since 1997 and serves as one of the Principals of Eddystone Capital, LLC and is its Chief Investment Officer. He is the Investment Manager of the Eddystone Fund LP, which he has managed since January 1, 1999. As of September 23, 2009 Mr. Ledwidge joined the board of Artio Global Investors Inc. (NYSE:ART) as an independent director. Mr. Ledwidge’s prior experience includes Chief Investment Officer of Bankers Trust’s international private banking division in the United States and Switzerland (1989 to 1995). Mr. Ledwidge received his BA (Hons) degree Economics and Business Studies from Sheffield University in 1972.

Timothy D. Voake, Manager, joined Eddystone in May 2003. He serves as one of the Principals of Eddystone Capital LLC, which is the Manager of the Eddystone Fund LP and the Investment Manager of the Eddystone Offshore Fund. Prior to joining Eddystone, Mr. Voake was a managing director at HSBC’s brokerage division in New York (2001-2003) where he led the Asian and other emerging markets equity sales unit. From 1999 to 2001 he held a similar position at Donaldson Lufkin & Jenrette before the business was sold to Credit Suisse First Boston. He received his BA in Chinese from the London School of Oriental and African Studies in 1984.

INVESTING WITH THE FUNDS

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Class of Shares

The Funds offer either two or three classes of shares (International Alpha Strategies Fund, Strategic Income Fund, Core Plus Fund, Fusion Fund and Dynamic Conservative Plus Fund currently do not offer Class C shares). The general public is offered Class A and Class C shares. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Please see “Class A Shares Sales Charge Reductions” section below for more information. You may wish to discuss this choice with your financial consultant.

Institutional Class Shares.  Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)   trusts, or investment management and other fiduciary accounts managed or administered by American Independence or its affiliates or correspondents pursuant to a written agreement,

(2)   any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by American Independence or its affiliates or correspondents, pursuant to a written agreement,

(3)   any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset based fee; and

(4)   other persons or organizations authorized by the Distributor. American Independence Funds Trust (the “Trust”) and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

The minimum initial investment amount for the Institutional Class shares is $3,000,000, except with respect to the Stock Fund and U.S. Inflation-Indexed Fund the minimum initial investment is $250,000. However, any RIA or financial planner using a “wrap fee” or asset based fee will not be subject to the $3,000,000 and $250,000 minimums. The Funds may waive their minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Our Customer Identification Program" under the section entitled “Other Shareholder Servicing Information” and "Limits on Exchanges, Purchases and Redemptions" under the section entitled “Policies About Transactions”.

Class A Shares.  Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, except with respect to the Strategic Income Fund and U.S. Inflation-Indexed Fund, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. With respect to the Strategic Income Fund and U.S. Inflation-Indexed Fund, for purchases of $1,000,000 or more, a 0.50% CDSC will be assessed if redeemed within one year from the date of purchase and a 0.25% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule.  If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP  is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV  of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

Stock Fund, International Alpha Strategies Fund, and Fusion Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

Kansas Tax-Exempt Bond Fund, Core Plus Fund and Dynamic Conservative Plus Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

(1)    We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or 0.50% if redeemed between the first and second year of a purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

U.S. Inflation-Indexed Fund

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	0.50%

(1)    We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase or 0.25% if redeemed between the first and second year of a purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Strategic Income Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over(1)	0.00%	0.00%	0.50%

(1)    We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase or 0.25% if redeemed between the first and second year of a purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class C Shares.  Class C shares of the applicable Funds are offered with no front-end sales charge, have a 1.00% CDSC on redemptions made within one year of purchase, and have higher ongoing expenses than Class A shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent, would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.  Class C shares are only available for the following funds: Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested  distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate;

> a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 2.25% in installments over the next year, by signing a letter of intent you would pay only 1.50% sales load on the entire purchase. Otherwise, you might pay 2.25% on the first $100,000, then 1.50% on the next $100,000.

Class C Shares Sales Charges. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

CDSC Waivers.  The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•         Current and retired employees, directors/trustees and officers of:

    American Independence Financial Services, LLC and its affiliates;
    The Sub-Advisers and service providers to the Funds; and
    Family members of any of the above.

•         Current employees of:

    Broker-dealers who act as selling agents; and
    Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information.  We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Opening an Account

You may purchase shares of the Funds through Matrix Capital Group, Inc. (the “Distributor”) or through banks, brokers, retirement plan providers, and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Funds may not be available for sale in all states. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

Orders received by your broker or service organization for the Funds in proper order prior to the determination of NAV and transmitted to the Fund prior to the close of its business day, which is currently 4:00 p.m. Eastern Time, will become effective that day.

Purchasing Shares. If you are investing directly with American Independence Funds, send a completed application and a check payable to American Independence Funds to the address below. You may obtain an application from the Fund’s website at www.aifunds.com or by calling 1-888-266-8787. If you are investing through a financial advisor, your advisor will be able to give you instructions.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Minimum Investment.  The minimum initial investment is $3,000,000 for the Institutional Class shares for all funds, except the Stock Fund and U.S. Inflation-Indexed Fund which have a $250,000 minimum initial investment, and $5,000 for the Class A shares and Class C shares.  Subsequent minimum investments are $250. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Paying for shares you buy.   Funds’ shares can only be paid for with U.S. dollars and checks must be drawn on U.S. banks. You can pay for shares with a personal check, bank check, wire transfer, or automated clearing house (“ACH”) transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).  A fee will be charged for any checks that do not clear.

If you choose to pay by wire or ACH, you must call the Funds’ transfer agent, at 1-888-266-8787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Automatic Investment Plan.  Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

An Automatic Investment Plan provides you with a dollar cost averaging technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Exchanging Shares

Exchange privilege. As an American Independence Funds’ investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.  Call 1-888-266-8787 to request an exchange.  Be sure to obtain and read a current prospectus for the fund to which you are exchanging.

Redeeming From Your Account

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the New York Stock Exchange (“NYSE”) closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

The Funds may require that the signatures be guaranteed for certain transactions. Please refer to the section below “Orders that Require a Signature Guarantee”.  Please call the Fund’s transfer agent at 1-888-266-8787 if you have questions regarding signature guarantees.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

Shares of any of the Funds may be redeemed by fax, mail or telephone. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Fax.  Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold and fax to 1-877-513-1129.

By Mail.  Send a letter signed by all account owners that includes your account number, the fund and share class from which you are redeeming along with the dollar value or number of shares to be sold to the appropriate address noted below.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Orders that Require a Signature Guarantee.  There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

•         when you want to sell more than $100,000 worth of shares

•         when you want to send the proceeds to a third party

•         when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions and credit unions. Note that you cannot get a signature guarantee from a notary public.

Systematic Withdrawal Plan. Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day). You can select this option when first establishing your account. If you did not select this option when opening your account, please contact the Funds’ transfer agent at 1-888-266-8787.

Selling Shares in a Trust, Business, or Organization Account.  Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Timing of Payment for Shares You Sell.  Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

•         when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

•         when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Other Shareholder Servicing Information

There are a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our Customer Identification Program.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Policies About Transactions.

Business hours. The Funds are open for business each day the NYSE is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed.  You can place an order to buy or sell shares at any time at the Fund’s NAV, plus any applicable sales charge or redemption fee, next determined after receipt of the order in proper form. A Fund’s NAV is determined at the close of regular trading on the NYSE (generally 4 p.m. Eastern Time). Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transaction policies.  Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $10,000 or more and may only accept wires of $10,000 or more.

Other Rights We Reserve.  You should be aware that we may do any of the following:

•         reject your account application if you fail to give us a correct Social Security or other tax ID number

•         withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

•         close your account and send you the proceeds if the value of your account falls below $2,500 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

•         pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges

•         change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

•         suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

•         withdraw or suspend the offering of shares at any time

•         reject any order we believe may be fraudulent or unauthorized

•         reject or limit purchases of shares for any reason

•         reject a telephone redemption if we believe it is advisable to do so

Share certificates.  We do not issue share certificates.

Our “One Copy Per Household” Policy.  We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 1-888-266-8787.

Limits on Exchanges, Purchases, and Redemptions.  Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time, and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing”. We may also reject or limit purchase orders, for these or other reasons.

The Trust has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading. To the extent that the Funds or agents are unable to curtail excessive trading practices in the Funds, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Funds engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of a Fund should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the transfer agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the transfer agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the transfer agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

The Funds and the transfer agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, a Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences for retirement plans, a Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, a Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

Tax-Advantaged Investment Plans.  A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP-IRA, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

If You Cannot Reach Us By Phone.  Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 71 to 73 of this Prospectus.

Calculating Share Price

How the Funds calculate share prices. The price at which you buy and sell shares of the Funds is the NAV for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

How the Funds value their holdings. We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Distribution and Service Fees

Distribution and Service (12b-1) Fee Plans. Each of the American Independence Funds has adopted a plan that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each fund can pay distribution and service fees at an annual rate of up to 0.50% and 1.00% of its Class A Share assets and Class C Share assets, respectively. These fees consist of up to 0.25% for shareholder services of the Class A Share and Class C Share assets, and up to 0.25% of Class A Share assets and up to 0.75% of Class C Share assets for distribution services and expenses, as defined by FINRA. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Currently, the Stock Fund and Dynamic Conservative Plus Fund are waiving 0.17% and 0.15%, respectively, of the distribution fee in Class A.  The Kansas Tax-Exempt Bond Fund, Strategic Income Fund Core Plus Fund and U.S. Inflation-Indexed Fund are waiving 0.11%, 0.25%, 0.15% and 0.05%, respectively, of the shareholder servicing fees in Class A.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

Distribution Related Payments. In addition, American Independence, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with American Independence’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from American Independence is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. American Independence compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds, and 0.25% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds’ sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give American Independence access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” American Independence’s goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, American Independence may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals, and conferences.

Sub-Transfer Agency Services. Payments may also be made by the Funds or American Independence to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments”). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with American Independence’s promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by American Independence and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from American Independence or any other fees or expenses it charges.

Distribution Related Payments.  In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds, and 0.25% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund and U.S. Inflation-Indexed Fund are paid monthly. Dividends on the Stock Fund, International Alpha Strategies Fund, Fusion Fund and Dynamic Conservative Plus Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income; however, certain distributions by the Fund may be subject to the alternative minimum tax and any capital gains distributed by the Fund would generally be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

You will be notified in January each year about the federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Directed reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance since inception of each Class, or five years, whichever is shorter. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information below has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report along with the Funds’ financial statements. The annual report is available upon request.

Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net invest-ment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Stock Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 13.58	$ 0.10	$ 1.45	$ 1.55	$ (0.06)	$ (0.18)	$ (0.24)	$ 14.89
10/31/2011	$ 14.14	$ 0.06	$ 0.28	$ 0.34	$ (0.04)	$ (0.86)	$ (0.90)	$ 13.58
10/31/2010	$ 11.93	$ 0.06	$ 2.26	$ 2.32	$ (0.11)	$ —	$ (0.11)	$ 14.14
10/31/2009	$ 11.01	$ 0.11	$ 1.07	$ 1.18	$ (0.26)	$ —	$ (0.26)	$ 11.93
10/31/2008	$ 17.29	$ 0.30	$ (3.47)	$ (3.17)	$ (0.32)	$ (2.79)	$ (3.11)	$ 11.01

Class A Shares
For the Year Ended
10/31/2012	$ 13.47	$ 0.07	$ 1.42	$ 1.49	$ (0.02)	$ (0.18)	$ (0.20)	$ 14.76
10/31/2011	$ 14.04	$ 0.01	$ 0.30	$ 0.31	$ (0.02)	$ (0.86)	$ (0.88)	$ 13.47
10/31/2010	$ 11.85	$ 0.01	$ 2.26	$ 2.27	$ (0.08)	$ —	$ (0.08)	$ 14.04
10/31/2009	$ 10.93	$ 0.14	$ 0.99	$ 1.13	$ (0.21)	$ —	$ (0.21)	$ 11.85
10/31/2008	$ 17.17	$ 0.28	$ (3.50)	$ (3.22)	$ (0.23)	$ (2.79)	$ (3.02)	$ 10.93

Class C Shares
For the Year Ended
10/31/2012	$ 13.73	$ (0.05)	$ 1.48	$ 1.43	$ —	$ (0.18)	$ (0.18)	$ 14.98
10/31/2011	$ 14.38	$ (0.07)	$ 0.28	$ 0.21	$ (0.00)^	$ (0.86)	$ (0.86)	$ 13.73
10/31/2010	$ 12.18	$ (0.06)	$ 2.29	$ 2.23	$ (0.03)	$ —	$ (0.03)	$ 14.38
10/31/2009	$ 11.22	$ 0.06	$ 1.04	$ 1.10	$ (0.14)	$ —	$ (0.14)	$ 12.18
10/31/2008	$ 17.16	$ 0.24	$ (3.18)	$ (2.94)	$ (0.21)	$ (2.79)	$ (3.00)	$ 11.22

International Alpha Strategies Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 10.70	$ 0.29	$ 0.26	$ 0.55	$ (0.15)	$ —	$ (0.15)	$ 11.10
10/31/2011	$ 11.19	$ 0.24	$ (0.71)	$ (0.47)	$ (0.02)	$ —	$ (0.02)	$ 10.70
10/31/2010	$ 10.81	$ 0.16	$ 0.34	$ 0.50	$ (0.12)	$ —	$ (0.12)	$ 11.19
10/31/2009	$ 8.92	$ 0.19	$ 1.93	$ 2.12	$ (0.23)	$ —	$ (0.23)	$ 10.81
10/31/2008	$ 16.80	$ 0.24	$ (6.94)	$ (6.70)	$ (0.24)	$ (0.94)	$ (1.18)	$ 8.92

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets (a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

11.70%	$126,845	1.16%	1.48%	0.67%	252%
2.27%	$122,738	1.13%	1.42%	0.48%	225%
19.53%	$105,832	1.03%	1.46%	0.51%	181%
11.32%	$101,045	0.96%	1.40%	1.14%	242%
(22.26%)	$ 80,102	0.89%	1.37%	2.13%	284%

11.27%	$ 18,345	1.48%	1.98%	0.36%	252%
2.02%	$ 21,428	1.42%	1.79%	0.14%	225%
19.19%	$ 7,962	1.37%	1.80%	0.18%	181%
10.80%	$ 4,295	1.47%	1.88%	0.13%	242%
(22.65%)	$ 385	1.39%	1.88%	1.70%	284%

10.58%	$ 9,126	2.16%	2.48%	(0.32%)	252%
1.27%	$ 11,454	2.14%	2.43%	(0.60%)	225%
18.34%	$ 2,598	2.04%	2.47%	(0.49%)	181%
10.14%	$ 63	1.96%	2.39%	0.02%	242%
(20.65%)	$ 31	1.89%	2.38%	1.19%	284%

5.30%	$ 55,169	0.95%	1.25%	2.73%	88%
(4.23%)	$ 50,158	1.05%	1.17%	1.90%	149%
4.67%	$ 92,066	1.13%	1.23%	1.55%	439%
24.48%	$ 96,691	1.06%	1.33%	2.19%	186%
(42.55%)	$ 73,764	0.99%	1.12%	1.82%	47%

FINANCIAL HIGHLIGHTS (continued)

Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
International Alpha Strategies Fund – (continued)

Class A Shares
For the Year Ended
10/31/2012	$ 10.61	$ 0.21	$ 0.28	$ 0.49	$ (0.11)	$ —	$ (0.11)	$ 10.99
10/31/2011	$ 11.13	$ 0.16	$ (0.68)	$ (0.52)	$ —	$ —	$ —	$ 10.61
10/31/2010	$ 10.77	$ 0.11	$ 0.33	$ 0.44	$ (0.08)	$ —	$ (0.08)	$ 11.13
10/31/2009	$ 8.87	$ 0.14	$ 1.93	$ 2.07	$ (0.17)	$ —	$ (0.17)	$ 10.77
10/31/2008	$ 16.69	$ 0.15	$ (6.88)	$ (6.73)	$ (0.15)	$ (0.94)	$ (1.09)	$ 8.87

Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 10.95	$ 0.36	$ 0.33	$ 0.69	$ (0.36)	$ —	$ (0.36)	$ 11.28
10/31/2011	$ 10.96	$ 0.37	$ (0.01)	$ 0.36	$ (0.37)	$ —	$ (0.37)	$ 10.95
10/31/2010	$ 10.73	$ 0.38	$ 0.23	$ 0.61	$ (0.38)	$ —	$ (0.38)	$ 10.96
10/31/2009	$ 10.21	$ 0.40	$ 0.52	$ 0.92	$ (0.40)	$ —	$ (0.40)	$ 10.73
10/31/2008	$ 10.58	$ 0.41	$ (0.37)	$ 0.04	$ (0.41)	$ —	$ (0.41)	$ 10.21

Class A Shares
For the Year Ended
10/31/2012	$ 10.95	$ 0.32	$ 0.33	$ 0.65	$ (0.32)	$ —	$ (0.32)	$ 11.28
10/31/2011	$ 10.96	$ 0.33	$ (0.01)	$ 0.32	$ (0.33)	$ —	$ (0.33)	$ 10.95
10/31/2010	$ 10.72	$ 0.35	$ 0.24	$ 0.59	$ (0.35)	$ —	$ (0.35)	$ 10.96
10/31/2009	$ 10.21	$ 0.36	$ 0.51	$ 0.87	$ (0.36)	$ —	$ (0.36)	$ 10.72
10/31/2008	$ 10.58	$ 0.38	$ (0.37)	$ 0.01	$ (0.38)	$ —	$ (0.38)	$ 10.21

Class C Shares
For the Year Ended
10/31/2012	$ 10.95	$ 0.25	$ 0.33	$ 0.58	$ (0.25)	$ —	$ (0.25)	$ 11.28
10/31/2011	$ 10.96	$ 0.27	$ (0.01)	$ 0.26	$ (0.27)	$ —	$ (0.27)	$ 10.95
10/31/2010	$ 10.73	$ 0.29	$ 0.23	$ 0.52	$ (0.29)	$ —	$ (0.29)	$ 10.96
10/31/2009	$ 10.21	$ 0.31	$ 0.52	$ 0.83	$ (0.31)	$ —	$ (0.31)	$ 10.73
10/31/2008	$ 10.58	$ 0.29	$ (0.37)	$ (0.08)	$ (0.29)	$ —	$ (0.29)	$ 10.21

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets (a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

4.69%	$ 89	1.45%	1.75%	1.98%	88%
(4.67%)	$ 144	1.48%	1.60%	1.50%	149%
4.07%	$ 131	1.63%	1.73%	1.05%	439%
23.85%	$ 50	1.55%	1.83%	1.60%	186%
(42.81%)	$ 57	1.49%	1.61%	1.11%	47%

6.42%	$303,660	0.48%	0.54%	3.26%	13%
3.44%	$274,606	0.45%	0.54%	3.48%	8%
5.82%	$276,535	0.40%	0.56%	3.53%	8%
9.16%	$228,132	0.40%	0.57%	3.81%	14%
0.38%	$204,236	0.40%	0.62%	3.94%	7%

6.01%	$ 10,518	0.87%	1.04%	2.87%	13%
3.03%	$ 9,244	0.84%	1.04%	3.06%	8%
5.56%	$ 5,881	0.80%	1.06%	3.13%	8%
8.61%	$ 1,312	0.80%	1.07%	3.42%	14%
0.03%	$ 1,003	0.80%	1.13%	3.54%	7%

5.36%	$ 2,229	1.48%	1.54%	2.24%	13%
2.41%	$ 1,573	1.45%	1.54%	2.44%	8%
4.90%	$ 1,035	1.40%	1.56%	2.53%	8%
8.23%	$ 70	1.38%	1.56%	2.89%	14%
(0.84%)	$ 32	1.40%	1.63%	2.94%	7%

FINANCIAL HIGHLIGHTS (continued)

Per Share Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Strategic Income Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 10.12	$ 0.10	$ 0.14	$ 0.24	$ (0.14)	$ —	$ (0.14)	$ 10.22
10/31/2011	$ 10.17	$ 0.09	$ (0.04)	$ 0.05	$ (0.10)	$ —	$ (0.10)	$ 10.12
10/31/2010	$ 9.87	$ 0.17	$ 0.30	$ 0.47	$ (0.17)	$ —	$ (0.17)	$ 10.17
10/31/2009	$ 9.87	$ 0.25	$ 0.01	$ 0.26	$ (0.25)	$ (0.01)	$ (0.26)	$ 9.87
10/31/2008	$ 10.07	$ 0.38	$ (0.21)	$ 0.17	$ (0.37)	$ —	$ (0.37)	$ 9.87

Class A Shares
For the Year Ended
10/31/2012	$ 10.12	$ 0.07	$ 0.12	$ 0.19	$ (0.11)	$ —	$ (0.11)	$ 10.20
10/31/2011	$ 10.16	$ 0.06	$ (0.02)	$ 0.04	$ (0.08)	$ —	$ (0.08)	$ 10.12
10/31/2010	$ 9.86	$ 0.14	$ 0.31	$ 0.45	$ (0.15)	$ —	$ (0.15)	$ 10.16
10/31/2009	$ 9.86	$ 0.22	$ 0.01	$ 0.23	$ (0.22)	$ (0.01)	$ (0.23)	$ 9.86
10/31/2008	$ 10.07	$ 0.36	$ (0.20)	$ 0.16	$ (0.37)	$ —	$ (0.37)	$ 9.86

Core Plus Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 11.00	$ 0.30	$ 0.36	$ 0.66	$ (0.34)	$ —	$ (0.34)	$ 11.32
10/31/2011	$ 11.35	$ 0.32	$ (0.03)	$ 0.29	$ (0.36)	$ (0.28)	$ (0.64)	$ 11.00
10/31/2010	$ 11.07	$ 0.36	$ 0.56	$ 0.92	$ (0.40)	$ (0.24)	$ (0.64)	$ 11.35
10/31/2009	$ 9.96	$ 0.42	$ 1.11	$ 1.53	$ (0.42)	$ —	$ (0.42)	$ 11.07
10/31/2008	$ 10.22	$ 0.43	$ (0.24)	$ 0.19	$ (0.45)	$ —	$ (0.45)	$ 9.96

Class A Shares
For the Year Ended
10/31/2012	$ 11.08	$ 0.27	$ 0.35	$ 0.62	$ (0.30)	$ —	$ (0.30)	$ 11.40
10/31/2011	$ 11.42	$ 0.28	$ (0.02)	$ 0.26	$ (0.32)	$ (0.28)	$ (0.60)	$ 11.08
10/31/2010	$ 11.13	$ 0.37	$ 0.53	$ 0.90	$ (0.37)	$ (0.24)	$ (0.61)	$ 11.42
10/31/2009	$ 9.95	$ 0.40	$ 1.18	$ 1.58	$ (0.40)	$ —	$ (0.40)	$ 11.13
10/31/2008	$ 10.22	$ 0.41	$ (0.26)	$ 0.15	$ (0.42)	$ —	$ (0.42)	$ 9.95

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets (a)**	Ratio of net investment income to average net assets**	Portfolio turnover rate(b)*

2.35%	$ 76,791	0.45%	0.71%	0.92%	199%
0.52%	$ 95,499	0.45%	0.68%	0.88%	254%
4.83%	$122,844	0.45%	0.68%	1.68%	52%
2.71%	$124,990	0.45%	0.64%	2.62%	61%
1.66%	$169,256	0.45%	0.73%	3.53%	45%

1.89%	$ 189	0.70%	1.21%	0.65%	199%
0.36%	$ 12	0.70%	1.18%	0.66%	254%
4.60%	$ 25	0.70%	1.18%	1.43%	52%
2.45%	$ 19	0.70%	1.14%	2.31%	61%
1.50%	$ 17	0.73%	1.35%	3.47%	45%

6.08%	$75,235	0.45%	0.73%	2.66%	41%
2.73%	$70,673	0.46%	0.74%	2.97%	87%
8.65%	$ 39,348	0.63%	0.90%	3.23%	346%
15.62%	$ 32,375	0.60%	0.83%	3.93%	426%
1.81%	$ 29,970	0.56%	1.02%	4.18%	289%

5.69%	$ 1,521	0.80%	1.23%	2.30%	41%
2.43%	$ 108	0.84%	1.24%	2.57%	87%
8.38%	$ 22	0.92%	1.39%	2.94%	346%
16.09%	$ 49	0.88%	1.29%	3.50%	426%
1.44%	$ 17	0.86%	1.53%	3.90%	289%

FINANCIAL HIGHLIGHTS (continued)

			Investment Operations				Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gains (losses)	Increase (Decrease) from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
U.S. Inflation-Indexed Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 11.69	$ 0.09	$ 0.75	$ 0.84	$ (0.11)	$ (0.64)	$ (0.75)	$ 11.78
10/31/2011	$ 11.67	$ 0.32	$ 0.68	$ 1.00	$ (0.33)	$ (0.65)	$ (0.98)	$ 11.69
10/31/2010	$ 11.26	$ 0.19	$ 0.92	$ 1.11	$ (0.18)	$ (0.52)	$ (0.70)	$ 11.67
10/31/2009	$ 9.52	$ (0.55)	$ 2.30	$ 1.75	$ (0.01)	$ —	$ (0.01)	$ 11.26
For the Period From
1/1/2008 thru 10/31/2008(c)	$ 10.57	$ 0.30	$ (1.03)	$ (0.73)	$ (0.32)	$ —	$ (0.32)	$ 9.52
For the Year Ended
12/31/2007†	$ 10.03	$ 0.56	$ 0.53	$ 1.09	$ (0.55)	$ —	$ (0.55)	$ 10.57

Class A Shares
For the Year Ended
10/31/2012	$ 11.75	$ 0.05	$ 0.74	$ 0.79	$ (0.06)	$ (0.64)	$ (0.70)	$ 11.84
10/31/2011	$ 11.73	$ 0.30	$ 0.67	$ 0.97	$ (0.30)	$ (0.65)	$ (0.95)	$ 11.75
10/31/2010	$ 11.33	$ 0.17	$ 0.91	$ 1.08	$ (0.16)	$ (0.52)	$ (0.68)	$ 11.73
10/31/2009	$ 9.60	$ 0.54	$ 1.20	$ 1.74	$ (0.01)	$ —	$ (0.01)	$ 11.33
For the Period From
5/16/2008 (d) thru 10/31/2008	$ 10.81	$ 0.06	$ (1.22)	$ (1.16)	$ (0.05)	$ —	$ (0.05)	$ 9.60

Class C Shares
For the year ended
10/31/2012	$ 11.66	$ (0.02)	$ 0.75	$ 0.73	$ (0.03)	$ (0.64)	$ (0.67)	$ 11.72
For the Period From
5/4/2011 (d) thru 10/31/2011	$ 11.05	$ 0.15	$ 0.62	$ 0.77	$ (0.16)	$ —	$ (0.16)	$ 11.66

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	From the period 1/01/2008 through 10/31/2010. Prior to January 1, 2008, the fiscal year end was December 31.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
†	Information provided is that of the Advisor Class shares of the predecessor fund, the FFTW U.S. Inflation-Indexed Portfolio.

Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets**	Ratio of gross expenses to average net assets(a)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(b)*

7.56%	$ 357,241	0.32%	0.65%	0.83%	154%
9.50%	$ 248,883	0.32%	0.63%	3.03%	415%
10.40%	$ 117,680	0.32%	0.76%	1.75%	260%
18.44%	$ 101,789	0.32%	0.73%	(5.38%)	189%

(7.24%)	$ 85,371	0.33%	0.61%	3.37%	204%

11.25%	$ 95,029	0.35%	0.73%	5.38%	316%

7.10%	$ 26,891	0.77%	1.15%	0.37%	154%
9.14%	$ 12,448	0.66%	0.97%	2.48%	415%
10.04%	$ 5,027	0.57%	1.01%	1.50%	260%
18.16%	$ 4,965	0.57%	0.97%	(5.56%)	189%

(7.12%)	$ 690	0.57%	3.03%	7.72%	204%

6.53%	$ 5,694	1.32%	1.65%	(0.18%)	154%

7.05%	$ 4,795	1.32%	1.72%	(0.17%)	415%

FINANCIAL HIGHLIGHTS (continued)

		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gains	Increase from investment operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period

Fusion Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 19.46	$ (0.11)+	$ 1.43+	$ 1.32	$ —	$ —	$ —	$ 20.78
10/31/2011	$ 21.23	$ (0.35)	$ (1.42)	$ (1.77)	$ —	$ —	$ —	$ 19.46
For the Period From
12/22/2009 (d) thru 10/31/2010	$ 21.42	$ (0.65)	$ 0.46	$ (0.19)	$ —	$ —	$ —	$ 21.23

Class A Shares
For the Year Ended
10/31/2012	$ 19.40	$ (0.34)+	$ 1.56+	$ 1.22	$ —	$ —	$ —	$ 20.62
For the Period From
6/30/2011 (d) thru 10/31/2011	$ 20.00	$ (0.44)	$ (0.16)	$ (0.60)	$ —	$ —	$ —	$ 19.40

Dynamic Conservative Plus Fund

Institutional Class Shares
For the Year Ended
10/31/2012	$ 9.67	$ (0.05)+	$ (0.15)+	$ (0.20)	$ (0.00)^	$ —	$ (0.00)^	$ 9.47
10/31/2011	$ 10.66	$ 0.01	$ (0.94)	$ (0.93)	$ (0.00)^	$(0.06)	$(0.06)	$ 9.67
For the Period From
7/8/2010 (d) thru 10/31/2010	$ 10.00	$ 0.00^	$ 0.66	$ 0.66	$ —	$ —	$ —	$ 10.66

Class A Shares
For the Year Ended
10/31/2012	$ 9.63	$ (0.08)+	$ (0.14)+	$ (0.22)	$ —	$ —	$ —	$ 9.41
10/31/2011	$ 10.65	$ (0.02)	$ (0.94)	$ (0.96)	$ —	$(0.06)	$(0.06)	$ 9.63
For the Period From
7/7/2010 (d) thru 10/31/2010	$ 10.00	$ 0.00^	$ 0.65	$ 0.65	$ —	$ —	$ —	$ 10.65

(a)	Ratio calculation excludes dividend and interest expense on securities sold short.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Date of commencement of operations.
*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
^	Rounds to less than $0.01.
+	Calculated based on average shares outstanding during the period.

	Ratios/Supplemental Data

Total Return (excludes sales charge)*	Net Assets at end of period (000’s)	Ratio of net expenses to average net assets**	Ratio of net expenses to average net assets (a)**	Ratio of gross expenses to average net assets (b)**	Ratio of net investment income (loss) to average net assets**	Portfolio turnover rate(c)*

6.78%	$ 5,955	2.19%	1.90%	6.30%	(0.58%)	229%
(8.34%)	$ 5,989	2.50%	1.80%	5.40%	(1.41%)	250%

(0.93%)	$ 9,307	4.32%	1.90%	5.24%	(3.82%)	349%

6.29%	$ 561	2.69%	2.40%	6.80%	(1.64%)	229%

(3.00%)	$ 1	2.60%	2.32%	8.97%	(3.81%)	250%

(2.05%)	$ 4,731	1.10%	1.10%	1.66%	(0.54%)	785%
(8.74%)	$ 23,992	0.90%	0.90%	1.36%	0.11%	839%

6.60%	$ 11,183	0.90%	0.90%	3.10%	0.17%	324%

(2.28%)	$ 5,499	1.40%	1.40%	1.96%	(0.84%)	785%
(9.05%)	$15,193	1.25%	1.25%	1.71%	(0.18%)	839%

6.50%	$ 6,228	1.25%	1.25%	3.45%	(0.22%)	324%

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:

American Independence Financial Services, LLC

230 Park Avenue, Suite 534
New York, NY 10169

Custodians:

INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

BNY Mellon Asset Servicing

One Boston Place, 11th Floor

AIM 024-0112

Boston, MA 02108

Transfer Agent:

Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor:

Matrix Capital Group, Inc.

420 Lexington Avenue

Suite 601

New York, NY  10170

Fund Accounting Agent and Sub-Administrator:

UMB Fund Services

803 W. Michigan Street
Milwaukee, WI 53233

NOTICE OF PRIVACY POLICY & PRACTICES

FACTS	WHAT DOES AMERICAN INDEPENDENCE DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪  Name, Address, Social Security number and income

▪  Account balances and transaction history

▪  Wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason American Independence chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does American Independence share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We Don’t Share
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For our affiliates to market to you	No	We Don’t Share
For non-affiliates to market to you	No	We Don’t Share

Questions?	Call 1-866-410-2006 or go to www.aifunds.com for the American Independence Funds Trust and www.aifssam.com for all other accounts.

Who we are
Who is providing this notice?	American Independence Funds Trust; American Independence Financial Services, LLC; American Independence Capital Management, LLC and AIFS Global LLC.

What we do
How does American Independence protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does American Independence collect my personal information?

We collect your personal information, for example, when you

▪  open an account or enter into an investment advisory contract

▪  request account history, including information about transactions and balances of your account(s)

▪  correspond with us or a third party service provider via written, telephonic or electronic means

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  sharing for affiliates’ everyday business purposes — information about your creditworthiness

▪  affiliates from using your information to market to you

▪  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include financial companies such as American Independence Funds Trust, American Independence Financial Services, LLC, American Independence Capital Management, LLC and AIFS Global, LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪  Non-affiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ American Independence doesn’t jointly market

ADDITIONAL INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports: The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

Portfolio Holdings:  A complete description of the Funds’ policies and procedures with respect to the disclosure of the each Fund’s portfolio securities is available in the Funds’ SAI.

You can get free copies of reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
230 Park Avenue, Suite 534
New York, NY 10169
Telephone: 1-866-410-2006

You can review and copy the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, (for information on the operation of the Public Reference Room call the Commission at 1-202-549-1520), or by electronic request to the following e-mail address: publicinfo@sec.gov.
  Free from the Commission’s Website at www.sec.gov.

AIF 03012013

Investment Company Act file no. 811-21757

AMERICAN INDEPENDENCE FUNDS TRUST

230 PARK AVENUE, SUITE 534

NEW YORK, NY 10169

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC - INVESTMENT ADVISER

(“AMERICAN INDEPENDENCE” OR THE “ADVISER”)

Matrix Capital Group, Inc.

(“MATRIX” OR THE “DISTRIBUTOR”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) describes certain classes for eight funds of the American Independence Funds Trust (each a “Fund” and collectively, the “Funds”), all of which are managed by American Independence. The Funds and classes are:

	Institutional Class	Class A	Class C
	(Ticker/CUSIP)	(Ticker/CUSIP)	(Ticker/CUSIP)
American Independence Stock Fund	ISISX	IFCSX	ISFSX
	026762708	026762807	026762732
American Independence International Alpha Strategies Fund	IMSSX	IIESX	NA
	026762880	026762872	NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX	IKSTX	IKTEX
	026762864	026762856	026762682
American Independence Strategic Income Fund	ISBSX	ISTSX	NA
	026762302	026762401	NA
American Independence Core Plus Fund	IIISX	IBFSX	NA
	026762500	026762609	NA
American Independence U.S. Inflation-Indexed Fund	FFIHX	FNIHX	FCIHX
	30242R824	30242R642	026762575
American Independence Fusion Fund	AFFSX	AFFAX	NA
	026762450	026762443	NA
American Independence Dynamic Conservative Plus Fund	TBBIX	AABBX	NA
	026762419	026762393	NA

This SAI is meant to be read in conjunction with the prospectus for the American Independence Funds dated March 1, 2013 (the “Prospectus”), for Class A, Class C and Institutional Class Shares of the Funds listed above. This SAI is incorporated by reference in its entirety into the Prospectus. This SAI incorporates by reference the financial statements and financial highlights for the year ended October 31, 2012 included in the American Independence Funds’ annual report dated October 31, 2012. Because this SAI is not itself a prospectus, no investment in shares of any American Independence Fund should be made solely upon the information contained in this SAI.

March 1, 2013

Copies of the Prospectus and annual report may be obtained without charge by calling 1-866-410-2006 or by writing American Independence Funds Trust 230 Park Avenue, Suite 534, New York, New York 10169. Capitalized terms that are used in this SAI but not defined have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN. TABLE OF CONTENTS

HISTORY OF THE TRUST

THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUNDS

INVESTMENT LIMITATIONS

PORFOLIO TURNOVER

MANAGEMENT OF THE FUNDS

Trustees and Officers

Codes of Ethics

Proxy Voting Policy and Procedures

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Sub-Advisers

Administration Services

Custodian, Transfer Agent and Dividend Disbursing Agent

Expenses

Independent Registered Public Accounting Firm and Counsel

PORTFOLIO MANAGER INFORMATION

SHARES OF BENEFICIAL INTEREST

BROKERAGE ALLOCATION

DISTRIBUTION AND RELATED SERVICES PLANS

Shareholder Services Plan

Distribution Plan

CALCULATION OF NET ASSET VALUE (NAV)

ADDITIONAL INFORMATION CONCERNING TAXES

Qualification as a Regulated Investment Company

Excise Tax on Regulated Investment Companies

Distributions of the Funds

Sale of Shares

Medicare Tax.

Other Tax Information

ANTI-MONEY LAUNDERING PROGRAM

VOTING RIGHTS

PERFORMANCE INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

FINANCIAL STATEMENTS

MISCELLANEOUS

APPENDIX A -- FUTURES AND OPTIONS

APPENDIX B – PROXY VOTING POLICY AND PROCEDURES

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

HISTORY OF THE TRUST

American Independence Funds Trust (the “Trust”) is a Delaware business statutory trust that commenced operations on October 7, 2004, as an open-end, management investment company. The Trust currently consists of 8 series, or mutual funds, all of which are described in this Statement of Additional Information (the “SAI”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), each of the Funds, except the Kansas Tax-Exempt Bond Fund and Strategic Income Fund which are classified as non-diversified, are classified as diversified.

THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUNDS

The Trust’s Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.  Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, which mean that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. The 80% minimum investment limitations of the Funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

The following is a description of investment practices of the Funds and the securities in which they may invest:

Equity Investments.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Equity securities in which the Funds invest are described below:

Common Stocks (Stock Fund, International Alpha Strategies Fund, Fusion Fund and Dynamic Conservative Plus Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market volatility.

Preferred Stocks (Strategic Income Fund, Core Plus Fund, Stock Fund, International Alpha Strategies Fund, Fusion Fund and Dynamic Conservative Plus Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible and Exchangeable Securities (Stock Fund, International Alpha Strategies Fund, Strategic Income Fund, Core Plus Fund, Fusion Fund and Dynamic Conservative Plus Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields until converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock, are liabilities of the issuer, but are generally subordinated to senior debt of the issuer.

Depository Receipts. (Stock Fund, International Alpha Strategies Fund, Strategic Income Fund and Core Plus Fund). The Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an ownership interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by a bank in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U. S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Warrants (Stock Fund, International Alpha Strategies Fund, Fusion Fund and Dynamic Conservative Plus Fund). Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Securities of Other Investment Companies.  The Funds’ investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds

Other Open-End Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

Exchange Traded Funds or ETFs and Closed End Funds (Stock Fund, Fusion Fund and Dynamic Conservative Plus Fund). A Fund may invest in shares of exchange-traded funds (“ETFs”), closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Funds may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Additional risks through investing in certain ETFs (Dynamic Conservative Plus Fund). The Fund may invest in commodity-linked and real estate ETFs, which are designed to provide exposure to such investments without direct investment in physical commodities or real estate. By investing in ETFs that invest in commodities and real estate, the Fund incurs the following additional risks:

Commodity Risk. Investments in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk.  The Fund’s investment in real estate ETFs has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally.

Fixed Income Investments.  Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds’ portfolios are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The debt securities in which the Funds may invest are discussed below:

U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association (“GNMA”). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Funds may invest in obligations of agencies of the U.S. Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the GNMA which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to Strategic Income Fund) short-term rating categories of at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

Corporate Debt Securities (All Funds except Kansas Tax-Exempt Bond Fund--See “Variable Rate Demand Obligations”). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

Collateralized Mortgage Obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Fannie Mae or Freddie Mac. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in Mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Fannie Mae include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as (“Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-Backed Securities (Strategic Income Fund, Core Plus Fund and U.S. Inflation-Indexed Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds’ investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Municipal Commercial Paper (Strategic Income Fund, Core Plus Fund and Kansas Tax-Exempt Bond Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) “P-1” by Moody’s and “A-1” or “A-1+” by S&P, “P-2” or better by Moody’s and “A-2” or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated “P-1” have a “superior capacity for repayment of short-term promissory obligations.” The “A-1” rating for commercial paper under the S&P classification indicates that the “degree of safety regarding timely payment is either overwhelming or very strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+.” Commercial paper receiving a “P-2” rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated “A-2” has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated “A-1.”

Municipal Leases (Kansas Tax-Exempt Bond Fund) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes (Strategic Income Fund, Core Plus Fund, and Kansas Tax-Exempt Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated “MIG 1” are judged to be of the “best quality” and carry the smallest amount of investment risk. Notes rated “MIG 2” are judged to be of “high quality, with margins of protection ample although not as large as in the preceding group.”

Municipal Bonds (Strategic Income Fund, Core Plus Fund and Kansas Tax-Exempt Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes – such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility – tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase “A” or better by a NRSRO.

High Yield Securities (Strategic Income Fund, Core Plus Fund and Dynamic Conservative Plus Fund).  High yield securities are issued by corporations with credit ratings less than investment grade, or unrated securities of comparable quality and are often referred to as “junk” bonds. Below investment grade bonds have ratings of BB and lower. Non-investment grade companies must pay a much higher rate of interest to borrow money, resulting in the issue of high yield bonds. Such bonds are primarily speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Companies with non-investment grade credit ratings are more liable to have financial problems in difficult financial times.

Debt or bonds from non-investment grade companies are subject to a higher possibility of default on the payment of interest or principal. Generally high yield bonds are unsecured and frequently subordinated to the prior payment of senior indebtedness.

The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund’s bank obligations are limited to certificates of deposit and bankers’ acceptances.

Brady Bonds (U.S. Inflation-Indexed Fund). Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of approximately twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Investments in United States Bank Obligations (Including Foreign Branches) (All Funds). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds’ assets, which may be invested in obligations of foreign banks meeting the conditions set forth herein.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Kansas Tax-Exempt Bond Fund and 15% of the value of the net assets of the other Funds.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

Strips (All Funds, except International Alpha Strategies Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

Zero Coupon Securities (All Funds, except International Alpha Strategies Fund). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Variable and Floating Rate Demand and Master Demand Obligations (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity five to twenty years with respect to the Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

The Funds may also buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

Guaranteed Investment Contracts and Funding Agreements (Strategic Income Fund). The Fund may invest in guaranteed investment contracts and funding agreements (“GICs”) issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment.

In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

Indexed Notes Currency Exchange-Related Securities and Similar Securities (U.S. Inflation-Indexed Bond Fund).   These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Inflation-Indexed Securities (U.S. Inflation-Indexed Bond Fund). Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury's “inflation-protection” bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (CPI) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, Japan, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Dollar Roll Transactions (International Alpha Strategies Fund, Strategic Income Fund, Core Plus Fund and U.S. Inflation-Indexed Fund). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund’s net assets.

Duration Management (Kansas Tax-Exempt Bond Fund, Strategic Income Fund, Core Plus Fund and U.S. Inflation-Indexed Bond Fund). Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Fund's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

Investment in Foreign Securities (Strategic Income Fund, Core Plus Fund, Stock Fund, International Alpha Strategies Fund, U.S. Inflation-Indexed Fund, Fusion Fund and Dynamic Conservative Plus Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Alpha Strategies Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

Emerging Markets (International Alpha Strategies Fund, Strategic Income Fund, U.S. Inflation-Indexed Fund, Fusion Fund and Dynamic Conservative Plus Fund). Emerging markets securities are foreign securities issued from countries which are considered to be “emerging” or “developing” by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as “quasi-sovereign” securities.

Foreign Currency Transactions (All Funds, except Kansas Tax-Free Bond Fund). Investments by the Funds in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Funds may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Funds, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Funds may incur costs in connection with conversions between various currencies.

A Fund will conduct its foreign currency exchange transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign currency exchange market. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Funds may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

Multi-National Currency Unit Securities or More Than One Currency Denomination (U.S. Inflation-Indexed Fund). Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Investments in Eurodollar and Yankee Dollar Obligations (All Funds). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Derivative Securities (All Funds).   The Funds may purchase certain “derivative” instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, “stripped” securities and various floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser or Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Fund’s investment objective. It is possible, however, that the Adviser’s or Sub-Adviser’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur a loss as a result of its investments in derivative instruments.

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include: a. swaps; b. caps, floors and collars; c. forward foreign currency contracts; d. futures contracts; and e. options.

Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

CFTC Regulatory Considerations (All Funds). The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. The Adviser has claimed an exclusion from the definition of commodity pool operator under the CEA and are not currently subject to registration, disclosure and reporting requirements under the CEA.

With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests.  First, the aggregate initial margin and premiums required to establish the investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments).  Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. These rules went into effect on December 31, 2012.

Options on Securities (Stock Fund, Strategic Income Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, Fusion Fund and Dynamic Conservative Plus Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

Writing Covered Options. The Funds may write put and call options on securities only if they are covered, except for the Fusion Fund, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Writing Uncovered Options (Fusion Fund).  The Fusion Fund may also write uncovered calls on broad-based indices or ETFs representing such indices as part of a strategy for reducing or “hedging” market exposure. Uncovered options or “naked options” are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security. The Fund intends to write uncovered call options primarily to generate income, often with the purpose of financing put option purchases of a similar nature.

Swap Agreements (Strategic Income Fund, Core Plus Fund, U.S. Inflation-Indexed Fund, Fusion Fund and Dynamic Conservative Plus Fund).  To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Swap agreements involve risks depending upon the counterparty’s creditworthiness and ability to perform as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

Total Return Swaps (U.S. Inflation-Indexed Fund and Dynamic Conservative Plus Fund). A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Futures, Related Options and Options on Stock Indices (Stock Fund, International Alpha Strategies Fund, Fusion Fund and Dynamic Conservative Plus Fund). The Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. Each Fund may hedge a portion of their portfolios by purchasing such instruments during a market advance or when the Adviser or Sub-Adviser anticipates an advance. In attempting to hedge a portfolio, the Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Funds, except Fusion Fund, will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of each Fund’s net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the “initial margin,” and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the “multiplier.”

During a market decline or when the Adviser or Sub-Adviser anticipates a decline, the Funds may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Sub-Adviser anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

Interest Rate Futures Contracts (All Funds, except International Alpha Strategies Fund and Kansas Tax-Exempt Bond Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser or Sub-Adviser, sufficiently correlated with the Fund’s portfolio. These investments will be made primarily in an attempt to manage the fixed income funds’ exposure to interest rate risk (i.e. manage duration) and other bona fide hedging purposes. For example, futures may be used on lieu of buying comparable duration U.S. Treasury securities to achieve a duration target within the funds. The Funds will engage in such transactions primarily for bona fide hedging purposes. Interest rate future contracts will not be used to leverage the portfolios and are incorporated appropriately in all measures of risk within portfolios.

Options on Interest Rate Futures Contracts (All Funds, except International Alpha Strategies Fund and Kansas Tax-Exempt Bond Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

Risk of Options and Futures Contracts (All Funds). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to affect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund’s income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

The Funds’ successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds’ portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds’ ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds’ portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund’s liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

Forward Foreign Currency Exchange Contracts (International Alpha Strategies Fund). The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Sub-Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options and Related Risks (International Alpha Strategies Fund).The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in “Foreign Exchange Contracts” above which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Limitations on Use of Derivatives (All Funds).  The total notional value of all of each Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of securities owned by that respective Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size.  For purposes of these limitations, the “notional value” of a Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by a Fund or call options written by a Fund.  The combination of a long put position and a short call option is counted as a single option position.  The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated.  Similarly, option spread and other “covered” combinations (for example, a short put options combined with a long put option) are also netted as single positions for the purpose of calculating notional value under these limitations.  Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Short Sales (U.S. Inflation-Indexed Fund, Fusion Fund and Dynamic Conservative Plus Fund). Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser or Sub-Adviser with flexibility to reduce certain risks of the Fund's holdings and increase the Fund's total return. To the extent that the Fund has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short or (ii) hold an offsetting long position.

Investing in short sales will subject the Funds to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Funds’ net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 39.6%).

Real Estate Investment Trusts (“REITS”) (Stock Fund, International Alpha Strategies Fund, Strategic Income Fund, Core Plus Fund, Fusion Fund and Dynamic Conservative Plus Fund). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. Failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act could affect the value of the REIT.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage

REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

A Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation.

“When-Issued” and “Forward Commitment” Transactions (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value.

Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the Fund, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Kansas Tax-Exempt Bond Fund may not invest more than 10%, and the other Funds may not invest more than 15% of their respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see “Investment Policies”.

Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund’s total assets to brokers, dealers and financial institutions.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Securities loans will be made in accordance with the following conditions: (1) the Funds must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds must be able to terminate the loan after notice, at any time; (4) the Funds must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees to vote proxies.

The Board of Trustees has approved the Funds to loan their portfolio securities and enter into Securities Lending Agreements with the Custodians.  Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds.  The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Illiquid Securities (All Funds). Each Fund, except for the International Alpha Strategies Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Alpha Strategies Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration “transactions by an issuer not involving any public offering.” Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities.

Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds’ investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”), or if only one NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds’ to invest, pursuant to procedures established by the Board of Trustees as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser or the Sub-Advisers will monitor the liquidity of restricted securities in a Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Sub-Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund’s average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

Certain Risk Considerations (All Funds). The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund’s shares will generally fluctuate inversely with the movements in interest rates and a stock Fund’s shares will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy, corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund’s investment in any single issuer.

Risks of Techniques Involving Leverage (All Funds). Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of “leverage” when cash made available to the Funds through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Sub-Advisers, as applicable, believe that the leveraging and the returns available to the Funds from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions). The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

Risk of Investing in Kansas Municipal Obligations (Kansas Tax-Exempt Bond Fund). The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, Certified Annual Financial Reports, state and industry trade publications, Internet postings, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Adviser has not independently verified any of the information contained in these statements or other documents. The Adviser makes no representations or warranties regarding the completeness or accuracy of such information.

Because the Kansas Tax-Free Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

The Kansas economic recovery remains modest, primarily because private sector payroll gains continue to be offset by public sector reductions. Economists expect the states recent tax reduction and job creation legislation to drive the state’s modest recovery in 2012, but public sector payroll reductions will limit this growth. Most of the state’s manufacturing base is centered on the economically sensitive aerospace industry which experienced significant lay-offs due to cancellations and delays in orders for new aircraft over the economic downturn. New orders increased modestly in recent months, but the fragile global economy is preventing the industry from reaching pre-recession employment levels. Farm incomes in 2011 helped strengthen the economy, but the net impact of the 2012 drought, after crop insurance, will most likely be negative to farm incomes. The state’s unemployment rate peaked at 7.6% in July 2009. Since then unemployment has fallen to 6.3% (July 2012), compared to a national rate of 8.3% for the same time period. Although the unemployment rate has fallen from 2011 levels, the July rate is a slight increase from the average rate of 6.1% during the first half of 2012.

The state’s General Fund balance peaked in FY 2007 at $820 million, a reasonable 12.8% of General Fund revenues. Revenue declines between 2008 and 2011 without similar declines in spending resulted in a complete depletion of reserves. The State ended fiscal 2011 with a deficit General Fund balance of -$176.1 million, or -2.8% of General Fund revenues. In FY 2011 income and sales tax revenue increased for the first time since 2007 leading to a General Fund surplus of $257.2 million. This was also the first time since FY 2007 the state didn’t draw reserves to solve operating shortfalls.

Kansas has adopted a $14.3 billion budget across all funds for fiscal 2013. The $14.3 billion budget is down slightly from $14.8 billion in FY 2012. The General Fund is budgeted to increase by $469 million, or 7.6%, satisfying the statutory reserves requirement of 7.5%. The 2012 budget provided an ending balance exceeding the 7.5% statutory requirement for the first time since 2002. The FY 2013 budget reorganized a number of health and human services agencies and eliminated one agency to help reduce expenses.

Though debt levels have increased due to the issuance of pension obligation bonds as well as highway bonds to finance capital transportation projects, the state’s debt burden is moderate in relation to the state’s economic base. Despite the significant increase in debt, Kansas ranks 20th among states in net tax-supported debt per capita, at $1,215 per capita, and 29th in total dollar amount of net tax supported debt outstanding, per Moody’s state debt medians. Previously enacted measures requiring higher contribution rates from employees and the state also helped reduce unfunded liability of the state’s largest pension funds.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The state and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. Previously enacted measures requiring higher contribution rates from employees and the state also helped reduce unfunded liability of the state’s largest pension funds.

The recently passed Kansas Tax Act reduced the current personal income tax top rate from 6.45% to 4.9%, exempted Subchapter-S corporations from individual income tax (191,000 small business owners), and lowered the state’s sales tax from 6.3% to 5.7%. The sweeping tax reductions have been highly debated and it remains to be seen if the lower taxes will spur intended growth or require additional expense reductions to match declining tax revenue.

INVESTMENT LIMITATIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

(1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

(2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist).;

(3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

(4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

(5) Invest in companies for the purpose of exercising control or management;

(6) The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

(7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

(8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

(9) Except for the Fusion Fund, sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

(10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

(12) Except with respect to Strategic Income Fund which may concentrate its portfolio in the Banking industry, purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

(13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

(14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

(15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

(16) Except for Strategic Income Fund and Kansas Tax-Free Bond Fund, which are non-diversified funds, with respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund subject to 1940 Act Rules.

If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, except with respect to borrowings, later changes in percentage resulting from changing assets values will not be considered a violation.

It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

PORFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Under certain market conditions, a Fund may experience high portfolio turnover rates as a result of the investment strategy. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by a Fund and ultimately by its shareholders. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for each Fund, and the Fund may engage in short-term trading to achieve its investment objective and adhere to its investment strategy.

For the fiscal years ended October 31, 2012 and 2011, the portfolio turnover rates for the Funds are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Adviser’s or Sub-Advisers’ investment strategy.

	2012	2011
Stock Fund	252%	225%
International Alpha Strategies Fund	88%	149%
Kansas Tax-Exempt Bond Fund	13%	8%
Strategic Income Fund(1)	199%	254%
Core Plus Fund	41%	87%
U.S. Inflation-Indexed Fund	154%	415%
Fusion Fund	229%	250%
Dynamic Conservative Plus Fund	785%	839%

(1) The reduction in portfolio turnover was mainly due to the change in management, which began managing the Fund effective December 27, 2011.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance. The Officers of the Trust are responsible for the Funds’ operations. The Trust is composed of eight funds.

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Trustees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 230 Park Avenue, Suite 534, New York, NY 10169. Each Trustee holds office until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees eight funds of the Trust, which is the sole open-end investment company in the American Independence Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees:

Position(s) Held with Company	Term of Office(1)	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Terry Carter*(2) Age: 64	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of QuikTrip Corporation	8	QuikTrip Corp.
Joseph Hankin* Age: 72	Chairman of the Board and Trustee	Indefinite	President, Westchester Community College since 1971.	8	None
Jeffrey Haas* Age: 51	Trustee	Indefinite	Professor of Law, New York Law School 1996-Present.	8	None
Thomas Kice*(2) Age: 63	Trustee	Indefinite	President of Kice Industries, Inc.	8	None
George Mileusnic*(2) Age: 58	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	8	None
Peter Ochs*(3) Age: 61	Trustee	Indefinite	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	8	None
Interested Trustee:
John J. Pileggi(2) Age: 53	Trustee	Indefinite	Managing Partner of American Independence Financial Services, LLC since 2004.	8	None

Officers:

Name, Age and Position(s) Held*	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Eric Rubin Age: 46 President	9/2004-Present	President, American Independence Financial Services, LLC (February 2005 to Present).
Paul Brook Age: 59 Chief Compliance Officer	9/2010-Present	Partner, Compliance Solutions Associates (2010 to Present); Financial Consultant at LPL Financial (2007-2009); Financial Consultant at Legg Mason (2002-2007).
Theresa Donovan Age: 63 Secretary	7/2005-Present	Chief Compliance Officer at American Independence Financial Services, LLC (May 2005 to Present).
John J. Pileggi Age: 53 Assistant Treasurer	10/2008-Present	Managing Partner of American Independence Financial Services, LLC since 2004.
Susan Silva Age: 45 Treasurer	09/2010-Present

Chief Administrative Officer of American Independence Financial Services, LLC since 12/2012; Partner, BackOffice Alliance LLC, July 2009 through December 2012; Previously independent consultant to American Independence Financial Services, LLC (November 2008 to 2012); Vice President of Vastardis Fund Services LLC (2006 – 2008).

*    Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 230 Park Avenue, Suite 534, New York, New York 10169.

(1)   Each Trustee has served from the inception of the Funds.

(2)   Messrs. Carter, Kice, Mileusnic, and Pileggi served as Trustees to the Predecessor Funds, also called the American Independence Funds advised by Intrust Financial Services, Inc., since November, 1996.

(3)   Mr. Ochs served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc., since August 2000.

Additional Information About the Trustees. In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Terry Carter. Mr. Carter has been an Independent Trustee of the Trust since March 2006. Mr. Carter served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. Mr. Carter also served as an Independent Trustee for the Bank IV Funds. Mr. Carter, presently retired, previously served 26 years as a Senior Vice President and Chief Financial Officer for an $8 billion privately-held food and gasoline retailer where he continues to serve as a member of the Board of Directors.  Mr. Carter also currently serves as a Trustee for the University of Oklahoma Foundation where he chairs the Audit Committee and is a member of the Investment Committee and Executive Committee.  Mr. Carter is a Trustee for the Oklahoma Methodist Conference Foundation where he is a member of the Investment Committee.  Mr. Carter is a business/finance graduate of the University of Oklahoma.  He was selected as a Trustee based on his business experience and extensive service as an independent mutual fund director.

Professor Jeffrey J. Haas. Professor Haas has been an Independent Trustee of the Trust since July 2005. He previously served as an Independent Trustee of the HSBC Funds from 1999 to 2002.  He has been a Director of Wegener Corporation, a media distribution company, since 2002.  Since May 2000 he has been a Professor of Law at The New York Law School.  From July 1996 to April 2000 he was an Associate Professor of Law at The New York Law School.  The courses that Professor Haas has taught include securities regulation, mergers and acquisition, mutual fund regulation, corporate finance and corporations.  From 1988 to 1993 he was a Corporate Attorney at Cravath, Swaine & Moore. He has authored and co-authored numerous books and publications in such areas as Investment Advisor Regulation, Securities Act Rules 144 and 145, fiduciary duties of Directors and Public Offerings.  He has been quoted in over 75 different publications worldwide, including the New York Times and Wall Street Journal and has appeared on CBS Evening News, CNBC Nightly Business Report, CNN and National Public Radio.  Professor Haas received his B.S. in Finance and Classical Civilizations from Florida State University in 1984 and his JD from the University of Pennsylvania in 1988. He was selected as a Trustee based on his business experience, knowledge of the securities law and previous service as an independent mutual fund director.

Dr. Joseph N. Hankin. Dr. Hankin has been an Independent Trustee of the Trust since July 2005. In June of 2011, he was appointed Chairman of the Board of Trustees. He has over twenty years of prior service as an independent director on various mutual fund boards, including Pacifica Funds, First Choice Funds, Stagecoach Funds and the ING Funds.  Dr. Hankin has served as President of Westchester Community College since 1971. Dr. Hankin taught at the collegiate level at the City University of New York from 1962 to 1965, and as an occasional lecturer, and then an Adjunct Associate and Full Professor at Teachers College, Columbia University from 1965 to the present. Dr. Hankin began in full-time administration commencing in 1965.  Following a one and one-half year period as Director and then Dean of Continuing Education and the Summer sessions at Harford Junior College in Bel Air, Maryland, the Board of Trustees requested that, at age 26, Dr. Hankin assume the position of President.  He served in that capacity for four and one-half years. Among the related professional activities in which Dr. Hankin has engaged are: speaker and panelist for numerous forums, member, chairman, or consultant for accreditation teams in Delaware, New York, New Jersey, Maryland, Pennsylvania, and Puerto Rico, and consultant to a number of educational institutions in Maryland, New Jersey, District of Columbia, Pennsylvania, Massachusetts, Connecticut, and New York. He has participated actively in several civic and professional organizations, including the Board of Directors of the American Association of Community and Junior Colleges (Vice Chairman), the Junior College Council of the Middle Atlantic States (Treasurer, Vice-President, and President), Eastern Educational Consortium (President), Young Presidents' Organization, and others.  He is certified as a Large Complex Case Program arbitrator by the American Arbitration Association. His six dozen publications have included consultant's reports, numerous college documents printed and circulated to the public, contributions to a bibliographical work on community colleges, monographs and chapters on collective bargaining, continuing education, and the importance of the first year in college, and articles in the Junior College Journal, other magazines, and several local newspapers on a variety of educational topics.

At the City College of New York, Dr. Hankin earned a Bachelor of Arts degree in Social Sciences, and at Columbia University's Graduate Faculties and Teachers College, where, respectively, he earned Master of Arts and Doctor of Education degrees in History and in the Administration of Higher Education. He also holds honorary doctorates, Honoris Causa, from Mercy College, the College of New Rochelle, Manhattan College, and Lehman College.  He was selected as a Trustee based on his business experience and extensive previous service as an independent mutual fund director.

Thomas Kice. Mr. Kice has been an Independent Trustee of the Trust since March 2006. Mr. Kice served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. He is currently CEO of Kice Industries, Inc., an industrial engineering company.  Mr. Kice previously worked at Kice Industries from 1972 until present in all aspects of business including management, sales, and served as President and CEO from 1987 until 2009.  He is currently serving on the Kice Industries board of directors. Mr. Kice graduated from Wichita State University in 1972 with a B.S. in Business Administration.

He currently serves on the board of directors for McShares Inc., a research products company, in Salina, Kansas.   He was selected as a Trustee based on his business experience and previous service as an independent mutual fund director.

George Mileusnic. Mr. Mileusnic has been an Independent Trustee of the Trust since March 2006. Mr. Mileusnic served as an Independent Trustee to the Predecessor Funds since their inception in November 1996.  Mr. Mileusnic, currently retired, previously served as Chief Financial Officer for Caribou Coffee from 2001-2008.  From 1989 to 1996 he was Chief Financial Officer and from 1996 to 1998 he served as Executive Vice President of The Coleman Company.  From 1978 to 1989 he served as Financial Analyst, Director, Acquisitions, Controller, Grain Merchandising  Division and Senior Vice President for Pillsbury/Burger King (Burger King was a subsidiary of Pillsbury). Mr. Mileusnic graduated from Carleton College with a BA in Economics in 1976 and an M.B.A. in Accounting from the University of Chicago in 1978.  He is currently on the Board of Directors of Cool Clean, Inc. and Top Hat Inc. Mr. Mileusnic was selected as a Trustee based on his experience in finance and accounting, with over 30 years of senior financial management, and his service as a Board Member for numerous other companies.

Peter L. Ochs. Mr. Ochs has been an Independent Trustee of the Trust since March 2006. Mr. Ochs served as an Independent Trustee to the Predecessor Funds since September 2001. Mr. Ochs has served as President of Capital III, Inc. from June 1982 to present.  Mr. Ochs was previously employed by the United American Bank in Wichita, Kansas from June 1974 to June 1982.  Mr. Ochs received a BA in Business Administration/Finance from the University of Kansas in 1974.  Mr. Ochs is a Director of UTG, Inc. a public insurance company.  Mr. Ochs was selected as a Trustee because of his extensive experience in finance and accounting, with over 30 years of senior financial management.

John J. Pileggi (Interested Trustee). Mr. Pileggi has been an Interested Trustee of the Trust since July 2005.  Mr. Pileggi served as an Independent Trustee and Chairman to the Predecessor Funds since their inception in November 1996.  Mr. Pileggi is Managing Partner of American Independence.  Previously Mr. Pileggi was President and CEO of Mercantile Investment & Wealth Management and President of Mercantile Capital Advisors and Mercantile Securities until March 2004.  In 2001, Mr. Pileggi was President and CEO of PlusFunds.  From 1997 to 2000, he was Chairman and CEO of ING Funds and CEO of ING Investment Products Distribution, overseeing the launch of a mutual fund operation in January 1999 that grew to $1.5 billion in assets and 18 funds in its first year. From 1994 to 1998, he was Senior Managing Director and Member of the Board of Furman Selz LLC. Mr. Pileggi began his career at Lehman Brothers Kuhn Loeb. Mr. Pileggi attended Brooklyn College of the City University of New York from 1976 to1980. Mr. Pileggi has previously served as an Interested Trustee of the Pacifica Funds, FFB Funds, First Choice Funds, Marine Funds, Bank IV Funds, Fund Source, Fund Trust, Performance Funds and Evergreen Funds. He was selected as a Trustee based on his business experience and extensive previous service as a mutual fund director.

Board Committees and Meetings. The Board had four regularly scheduled meetings in 2012 and intends to hold four regularly scheduled meetings in 2013.

Audit Committee.   The Trust has an Audit Committee, consisting of all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Carter,  Hankin, Haas, Kice, Ochs and Mileusnic, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In the last fiscal year ended October 31, 2012, the Audit Committee met twice.

Nominating Committee.   The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees. In 2012, the Nominating Committee held no meetings.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: American Independence Funds Trust, 230 Park Avenue, Suite 534, New York, NY 10196.

Risk Oversight.  As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, American Independence Financial Services, LLC (“American Independence”) and UMB Fund Services as Sub-Administrator, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Funds’ sub-advisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of  the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Fund. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and sub-advisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the Adviser’s President to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership in the Fund Complex. The following table sets forth, as of December 31, 2012, any ownership by a Trustee or their immediate family members in the Funds and Fund Complex.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family
Joseph N. Hankin	$10,000-$50,000	$10,000-$50,000
Jeffrey Haas	Over $100,000	Over $100,000
Terry L. Carter	None	None
Thomas F. Kice	Over $100,000	Over $100,000
Peter Ochs	None	None
George Mileusnic	None	None
John Pileggi	$10,000-$50,000	Over $100,000

No Trustee who is independent held securities in the investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

Board Compensation.  Effective September 1, 2012, Trustees who are not officers, directors or employees of American Independence or the Distributor will receive from the Trust, an annual fee of $6,000 and a fee of $1,500 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.  Prior to September 1, 2012, Trustees received an annual retainer of $4,000 and $1,000 for each Board meeting attended. Below is the compensation received as of the most recently completed fiscal year, October 31, 2012.

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Interested Trustees:
John J. Pileggi	$ 0	N/A	N/A	$ 0
Non-Interested Trustees:
George Mileusnic	$9,562	N/A	N/A	$9,562
Terry Carter	$11,300	N/A	N/A	$11,300
Thomas Kice	$10,434	N/A	N/A	$10,434
Peter Ochs	$9,562	N/A	N/A	$9,562
Jeffrey Haas	$9,562	N/A	N/A	$9,562
Joseph Hankin	$12,162	N/A	N/A	$12,162

Codes of Ethics

The Trust and the Adviser have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

Proxy Voting Policy and Procedures

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Adviser. The Trust has delegated proxy voting to the Adviser with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Adviser has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Adviser or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Funds at 1-(866)-410-2006 and (ii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

American Independence Financial Services, LLC serves as investment adviser to the American Independence Funds pursuant to an Advisory Agreement March 2, 2006, between the Trust and American Independence. American Independence is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. American Independence is based at 230 Park Avenue, Suite 534, New York, NY 10169 and as of December 31, 2012, American Independence managed approximately $1.1 billion in assets in both mutual funds and separately managed accounts.

Pursuant to obligations under the Advisory Agreement, American Independence also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

Under the Advisory Agreement, American Independence has oversight responsibility for the day -to-day management of the Funds. Mr. Eric Schaefer is responsible for the oversight of the sub-advisory relationships for all the Funds.  For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

Advisory Agreement and Fees. The following table shows the advisory fees that American Independence, in its capacity as investment adviser, is entitled to receive from the Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory Fee

Stock Fund	1.00%
International Alpha Strategies Fund	0.81%
Kansas Tax-Exempt Bond Fund	0.30%
Strategic Income Fund	0.40%
Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%
Fusion Fund	1.40%
Dynamic Conservative Plus Fund	0.50%

The following table shows the sub-advisory fees that American Independence pays to the Sub-Advisers from the Advisory Fees received. The Sub-Advisers also share half of any Funds’ expenses waived and reimbursed by the Adviser.

Fund	Sub-Advisory Fee
International Alpha Strategies Fund	0.405%
Strategic Income Fund	0.20%
Core Plus Fund	0.20%
U.S. Inflation-Indexed Fund	0.20%
Fusion Fund	0.70%

American Independence has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions.

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Unless sooner terminated, the Advisory Agreement will continue in effect through June 25, 2013. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Adviser on 30 days’ written notice, and will terminate immediately in the event of its assignment.

The Adviser earned the following fees during the past three fiscal years ended October 31,

	Earned			Waived and Reimbursed
Fund	2012	2011	2010	2012	2011	2010
Stock Fund	$1,592,302	$1,422,043	$1,069,599	$506,692	$421,610	$449,996
International Alpha Strategies Fund	$427,241	$555,009	$726,784	$157,237	$119,476	$94,488
Kansas Tax-Exempt Bond Fund	$911,690	$841,839	$764,065	$180,063	$256,708	$411,261
Strategic Income Fund	$297,926	$422,721	$510,437	$194,048	$242,916	$297,800
Core Plus Fund	$289,651	$272,865	$141,633	$199,521	$191,208	$95,117
U.S. Inflation-Indexed Fund	$1,386,976	$786,470	$452,995	$1,155,241	$623,103	$496,975
Fusion Fund	$22,711	$106,734	$103,210	$71,421	$220,508	$67,961
Dynamic Conservative Plus Fund*	$137,300	$230,401	$11,696	$152,650	$211,500	$52,446

*Fund commenced operations on July 7, 2010.

Board Approval of the Advisory Agreements for the Funds.  American Independence’s compensation under the Advisory Agreement may be reduced in any year if a Fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if a Fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence may reduce its compensation to the extent that the Funds’ expenses exceed such lower expense limitation as American Independence may, by notice to a Fund, declare to be effective. For the purpose of determining any such limitation on American Independence’s compensation, expenses of a Fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the Prospectus. In addition, American Independence has agreed to waive fees and reimburse expenses of the Funds to the extent necessary to ensure that the Funds pay total fund operating expenses at the following rates through March 1, 2014 for all Funds, except for the Kansas Tax-Exempt Bond Fund, for which American Independence has agreed to waive and reimburse expenses through March 1, 2016:

Fund	Class A	Class C	Institutional Class
Stock Fund	1.47%	2.16%	1.16%
International Alpha Strategies Fund	1.45%	N/A	0.95%
Kansas Tax-Exempt Fund	0.87%	1.48%	0.48%
Strategic Income Fund	0.70%	N/A	0.45%
Core Plus Fund	0.80%	N/A	0.45%
U.S. Inflation-Indexed Fund	0.77%	1.32%	0.32%
Fusion Fund	2.40%	N/A	1.90%
Dynamic Conservative Plus Fund	1.30%	N/A	0.95%

In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the Funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

Sub-Advisers

AFIS has engaged five sub-advisers to assist in the daily management of the Funds’ portfolios. The International Alpha Strategies Fund is sub-advised by Security Investors, LLC, which operates as Guggenheim Investments (“Guggenheim Investments”).  The Strategic Income Fund is sub-advised by HighMark Capital Management, Inc. (“HighMark”). The Fusion Fund is sub-advised by Eddystone Capital Management. The Core Plus Fund is sub-advised by Boyd Watterson Asset Management, LLC (“BWAM”). The U.S. Inflation-Indexed Fund is sub-advised by Fischer Francis Trees & Watts, Inc. (“FFTW”).

Eric Schaefer, CFA, is Chief Investment Products Officer for American Independence.  As noted above, Mr. Schaefer is responsible for the oversight of the Sub-Advisers.  Prior to joining American Independence, he was Senior Vice President of Investment Research and Head of Research at PNC Managed Investments Inc. and responsible for all of the investment management and analysis activities the business undertook for its clients. Prior to PNC Managed Investments Inc., Mr. Schaefer served twenty years at Citigroup. During his tenure at Citigroup, he held a variety of investment related positions with a variety of Citigroup entities, including Global Product Manager of portfolio analytics with Citigroup custody and investor services arm. Prior to that, he spent over ten years at Citigroup's asset management division. He served as Deputy Chief Investment Officer of Citigroup's asset management division's retail and high-net worth segment. Mr. Schaefer holds a Certified Financial Analyst designation, Masters in Business Administration in Finance and a Baccalaureate Degree in Economics from New York University.

Each of the Sub-Advisers has entered into a Sub-Advisory Contract, with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

Security Investors, LLC.  Security Investors, LLC, which operates as Guggenheim Investments (“Guggenheim Investments”), serves as the sub-adviser to the International Alpha Strategies Fund. Under American Independence’s supervision, Guggenheim Investments is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. Guggenheim Investments is located at 135 East 57th Street, New York, NY 10022. Guggenheim Investments managed more than $143 billion in assets as of December 31, 2012. Guggenheim Investments is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC.

On a day-to-day basis, Nardin Baker and Jakob Wold are jointly and primarily responsible for the management of the International Alpha Strategies Fund.  For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

Fischer Francis Trees & Watts, Inc.  The U.S. Inflation-Indexed Fund is sub-advised by Fischer Francis Trees & Watts, Inc., and two of its affiliates. Fischer Francis Trees & Watts, Inc. is a fixed income specialist that, with its affiliated companies (collectively “FFTW”), currently manages approximately $58.2 billion in assets.

Founded in 1972, FFTW has offices in New York, London, Singapore and Tokyo. Clients include pension funds, universities, foundations, corporations, commercial banks, insurance companies, government agencies and central banks.  Mr. Cedric Scholtes is the portfolio manager primarily responsible for the day-to-day management of the U.S. Inflation-Indexed Fund. For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.

Boyd Watterson Asset Management, LLC (“BWAM”). Pursuant to a sub-advisory agreement BWAM serves as investment sub-adviser to the Core Plus Fund and is responsible for the day-to-day management of the Fund. BWAM, located at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. BWAM manages the day-to-day investment and the reinvestment of the assets of the Core Plus Fund in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Adviser and the Board and the officers of the Trust. On a day-to-day basis, Brian Gevry, David Dirk, Deborah Kidd, James Shirak, Clyde Barter and Michael Bee are jointly and primarily responsible for the management of the Core Plus Fund. For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

HighMark Capital Management, Inc. Pursuant to a sub-advisory agreement, HighMark serves as investment sub-adviser to the Strategic Income Fund and is responsible for the day-to-day management of the Fund. HighMark, located at 350 California Street, San Francisco, CA 94104, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. HighMark manages the day-to-day investment and the reinvestment of the assets of the American Independence Strategic Income Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. HighMark is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.  On a day-to-day basis, E. Jack Montgomery, Jeffrey Klein and Gregory B. Lugosi are jointly and primarily responsible for the management of the Strategic Income Fund.  For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

Eddystone Capital, LLC (“Eddystone”). Pursuant to a sub advisory agreement, Eddystone serves as the investment sub-adviser to the Fusion Fund and is responsible for the day-to-day management of the Fund’s portfolio. Eddystone, located at 230 Park Avenue, Suite 534, New York, New York 10169, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. Eddystone manages the day-to-day investment and the reinvestment of the assets of the American Independence Fusion Fund, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust.

On a day-to-day basis Francis Ledwidge is primarily responsible for the management of the Fusion Fund. The management company has two principals, Francis Ledwidge and Timothy Voake. For more information about the portfolio manager and the principals of the management company, please see the section below entitled “PORTFOLIO MANAGER INFORMATION.”

Administration Services

American Independence also provides certain administrative services necessary for the Funds’ operations.  For the year ended October 31, 2012, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

For the three years ended October 31, the Administrator earned the following fees:

Fund	2012	2011	2010
Stock Fund	$199,038	$177,755	$133,701
International Alpha Strategies Fund	$65,932	$85,636	$112,159
Kansas Tax-Exempt Fund	$379,871	$350,766	$318,364
Strategic Income Fund	$93,102	$132,100	$1,159,521
Core Plus Fund	$90,516	$85,270	$44,260
U.S. Inflation-Indexed Fund	$433,430	$245,772	$141,562
Fusion Fund	$2,025	$9,530	$9,242
Dynamic Conservative Plus Fund	$34,325	$57,600	$2,048

Sub-Administration Services.  American Independence has entered into an agreement with UMB Fund Services (“UMB”), whereby UMB provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of the Fund.

Custodian, Transfer Agent and Dividend Disbursing Agent

INTRUST Bank, N.A. acts as custodian to the Stock Fund, Core Plus Fund, Kansas Tax-Exempt Bond Fund and Dynamic Conservative Plus Fund. BNY Mellon acts as custodian to the International Alpha Strategies Fund, Strategic Income Fund, U.S. Inflation-Indexed Fund and Fusion Fund. Boston Financial Data Systems (“BFDS”) acts as transfer agent for the Funds. The Funds compensate BFDS for providing personnel and facilities to perform transfer agency related services for the Funds.

Expenses

Except as noted below, American Independence bears all expenses in connection with the performance of its advisory and administrative services. Each Fund bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers. The Adviser has agreed in writing to limit the expenses of the Funds to the amount indicated in the Prospectus until March 1, 2014, except for Kansas Tax-Exempt Bond Fund, which the Adviser has agreed to limit the expenses through March 1, 2016. These limits do not include any taxes, brokerage commissions, interest on borrowings, extraordinary expenses, acquired fund fees or short sale dividend and interest expenses.

Independent Registered Public Accounting Firm and Counsel

Grant Thornton LLP, has been appointed independent registered public accounting firm for the Trust.  Grant Thornton LLP, audits the Funds’ Annual Financial Statements and provides other related services.

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, serves as counsel to the Trust.

PORTFOLIO MANAGER INFORMATION

Portfolio Managers. On a day-to-day basis, the following individuals are jointly and primarily responsible for the management of the American Independence Funds:

Stock Fund (American Independence):

Richard (“Rick”) Baird. Lead Portfolio Manager. Mr. Baird joined American Independence in June 2012. Mr. Baird also manages fixed income and value equity strategies at Yellowstone Partners, which he joined in January 2010. He is a Chartered Financial Analyst and member of the Institute of Chartered Financial Analysts. He has managed municipal bonds and equities for high net-worth clients and mutual funds for over 25 years. Mr. Baird founded Wind River Advisors LLC in March 2008, an investment firm acquired by Yellowstone Partners in 2009. Mr. Baird’s background includes Senior Vice President of Zions Bank and Chief Investment Officer of the investment division of Western National Trust Company, the 6-state Zions’ subsidiary. He was Vice President at Seafirst Bank in Seattle where he chaired the Equity Strategy Committee and Vice President at First Security Investment Management where he managed foundations and the firm’s municipal bond funds. Mr. Baird is a past officer of the CFA Society of Salt Lake.

David Hansen. Portfolio Manager. Mr. Hansen joined American Independence in June 2012. He is also President and CEO of Yellowstone Partners. In 2003, Mr. Hansen became a partner in Yellowstone Partners, assuming responsibility for clients in Idaho and Jackson Hole, Wyoming. Two years later, Mr. Hansen assumed control of the entire firm and its growing client base, consisting of individuals and companies from all over the country. Mr. Hansen started his financial services career working for Heritage Financial Group, after completing his MBA in 1993 at Utah State University, and then with Talbot Corporation from 1997 to 2003.

John Christopher (“Chris”) Jacobs. Assistant Portfolio Manager. Mr. Jacobs joined American Independence in June 2012. Mr. Jacobs also has been a trader and analyst with Yellowstone Partners since 2010. Mr. Jacobs graduated with an undergraduate degree in business management with an emphasis in finance from Brigham Young University-Idaho. He is presently enrolled in the Masters of Banking and Financial Services Management program from Boston University. Shortly after 9/11, Chris joined the U.S. Army Reserves. Having served in Afghanistan, Mr. Jacobs is a veteran of Operation Enduring Freedom.

Eric M. Rubin. President of the Funds. Mr. Rubin is a founding member of American Independence and President of American Independence since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

International Alpha Strategies Fund (Guggenheim Investments):

Nardin Baker, Portfolio Manager, International Equities of Security Investors, LLC and Guggenheim Partners Asset Management (“GPAM”), an affiliated company of Security Investors, LLC, joined Security Investors, LLC in 2011 and GPAM in 2010.  He has more than 24 years of investment experience and is a well-known expert in the field of multi-factor analysis.  Prior to joining GPAM, Mr. Baker was Chief Investment Officer of South Street Investment Advisors, CIO for non-US developed markets at Batterymarch Financial Management, and Director of the Global Asset Allocation and Tax-Sensitive Equities groups at Grantham, Mayo, Van Otterloo & Co. LLC in Boston.  Before that, he directed the quantitative equity management group for National Investment Services of America (NISA) in Milwaukee, Wisconsin.  Through all of those roles he was an external advisor to Alfred Berg/Fortis (acquired by BNP Paribas), for which he advised global equity strategies in excess of $3 billion.  He received his B.S. degree in mechanical engineering from the University of Illinois.  He is a Chartered Financial Analyst (CFA) and a member of the Boston Security Analysts Society (BSAS), Chicago Quantitative Alliance (CQA), and the Boston chapter of the Quantitative Worker Alliance for Applied Finance, Education, and Wisdom (QWAFAFEW). He serves on the Trustees of Donation for the Diocesan Investment Trust.

Ole Jakob Wold, Portfolio Manager, International Equities of Security Investors, LLC and GPAM, joined GPAM in 2010 and Security Investors, LLC in 2011. He has 16 years of international investment experience.  Prior to joining GPAM, he was Senior Portfolio Manager at Alfred Berg/Fortis (acquired by BNP Paribas), where he had been involved in the management of global equity strategies, working with Mr. Baker, since the early part of his career in 1994.  Mr. Wold holds a degree from the Norwegian School of Business and Administration in Bergen, Norway.

Kansas Tax-Exempt Bond Fund (American Independence):

Robert A. Campbell, CFA, Vice President and Portfolio Manager, joined American Independence in March, 2006. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund. Prior to joining American Independence, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Strategic Income Fund (HighMark):

E. Jack Montgomery, CFA, Vice President and Director of Fixed Income, joined HighMark in 1994. As the Director of Fixed Income, he is responsible for managing the taxable fixed income strategies for all client types. He is also a member of HighMark’s Investment Policy Committee and Asset Allocation Committee. Mr. Montgomery began his career in the investment industry in 1979 with the First Interstate Bank of Oregon. Prior to joining HighMark, Mr. Montgomery was the Portfolio Manager of the San Francisco Employees' Retirement Systems fixed income portfolio.

Mr. Montgomery earned a Bachelor of Business Administration from the University of Oklahoma, and a Master of Business Administration in Finance from the University of Oregon at Eugene. In addition, he is a CFA charterholder and a member of the San Francisco Society of Financial Analysts.

Jeffrey Klein, CFA, Vice President and Senior Portfolio Manager, joined HighMark in 2010. As a Senior Portfolio Manager, he is primarily responsible for managing the taxable fixed income strategies for all client types. Mr. Klein joined the investment industry in 1992 with Dodge & Cox, where he spent 12 years as a portfolio manager and a member of the firm’s fixed income policy making committees. More recently, Mr. Klein was a Managing Director at Halbis Capital Management before joining Bishop Street Capital Management as a Senior Portfolio Manager.

Mr. Klein earned a Bachelor of Arts degree in Political Science with a minor in English Literature from Columbia University. He is a CFA charterholder and member of the CFA Institute, the CFA Society of San Francisco and the New York Society of Security Analysts.

Gregory B. Lugosi, Vice President and Portfolio Manager, joined HighMark in 1991. As a Portfolio Manager, he is responsible for managing taxable fixed income strategies as well as executing fixed income trades on behalf of regional portfolio managers. Mr. Lugosi has been in the investment industry since 1989 with firms that include Planned Asset Management and Petra Financial Group. Prior to joining HighMark, Mr. Lugosi worked at MERUS Capital Management and Union Capital Advisors. Mr. Lugosi earned a Bachelor of Arts degree in Business Administration from Woodbury University.

Core Plus Fund (BWAM):

Brian L. Gevry, CFA. Mr. Gevry is the Chief Investment Officer at Titanium Asset Management Company and the Chief Executive Officer at Boyd Watterson Asset Management.  Mr. Gevry joined Duff and Phelps Investment Management Company (BWAM’s predecessor) in 1991 and has 19 years’ experience working in the investment industry.  He currently manages the investment staff and the multiple offices of Titanium Asset Management Company and its subsidiaries.  Mr. Gevry is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute. Mr. Gevry earned his BA from Cleveland State University and an MBA from Case Western Reserve University.

James R. Shirak.  Mr. Shirak is an Executive Vice President and the Deputy Chief Investment Officer at Boyd Watterson Asset Management.  Mr. Shirak joined BWAM in 2000 and has 47 years’ experience working in the investment industry.  Prior to joining BWAM, he was the Managing Director of Fixed Income at Sterling Asset Management, Co., Fixed Income Portfolio Manager at BP America, Inc., and Senior Investment Officer at Republic Steel and Lincoln National Corp.  Mr. Shirak is an affiliated member of the CFA Society of Cleveland and the CFA Institute and a member and past President of the Bond Club of Cleveland. Mr. Shirak earned his BA from Ohio University and an MBA from Ohio University

Gregory H. Cobb. Mr. Cobb is an Executive Vice President and the Lead Fixed Income Strategist at Boyd Watterson Asset Management.  Mr. Cobb joined Sovereign Advisers in 1999 which subsequently merged into Boyd Watterson on January 1, 2011.  At Sovereign Advisers, Mr. Cobb was a managing director and the chief investment officer of the firm.  He has more than 20 years’ experience working in the investment industry.  Prior to joining Sovereign Advisers, he was a senior portfolio manager for the fixed-income divisions of Bank of America, Trusco Capital Management and Barnett Banks.  Mr. Cobb is an affiliated member of the CFA Society of North Carolina and the CFA Institute.  Mr. Cobb earned his BA degree in economics from the University of North Carolina at Chapel Hill where he also pursued post-graduate studies in economics and finance.

David M. Dirk, CFA. Mr. Dirk is a Senior Vice President and the Director of Portfolio Management and Trading at Boyd Watterson Asset Management.  Mr. Dirk joined BWAM in 1996 and has 14 years’ experience working in the investment industry.  Mr. Dirk is a senior fixed income strategist and portfolio manager at BWAM.  He is a CFA charterholder and is a member of the CFA Society of Cleveland and the CFA Institute.  Mr. Dirk earned his BA from Baldwin-Wallace College and an MBA from Case Western Reserve University.

U.S. Inflation-Indexed Fund (FFTW)

Cedric Scholtes,  Portfolio Manager, is responsible for the day to day management of the U.S. Inflation-Indexed Fund.  He joined FFTW in June 2006 as a portfolio manager in the Governments and Inflation Team. He manages interest rate businesses with an emphasis on FFTW's central bank portfolios. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Fusion Fund (Eddystone)

Francis J. Ledwidge, Chief Investment Officer, has been with Eddystone since 1997 and serves as one of the Principals of Eddystone, LLC and is its Chief Investment Officer. He is the Investment Manager of the Eddystone Fund LP, which he has managed since January 1, 1999. As of September 23, 2009 Mr. Ledwidge joined the board of Artio Global Investors Inc. (NYSE:ART) as an independent director. Mr. Ledwidge’s prior experience includes Chief Investment Officer of Bankers Trust’s international private banking division in the United States and Switzerland (1989 to 1995). Mr. Ledwidge received his BA (Hons) degree Economics and Business Studies from Sheffield University in 1972.

Timothy D. Voake, Manager, joined Eddystone in May 2003. He serves as one of the Principals of Eddystone Capital LLC, is the Manager of the Eddystone Fund LP and the Investment Manager of the Eddystone Offshore Fund. Prior to joining Eddystone, Mr. Voake was a managing director at HSBC’s brokerage division in New York (2001-2003) where he led the Asian and other emerging markets equity sales unit. From 1999 to 2001 he held a similar position at Donaldson Lufkin & Jenrette before the business was sold to Credit Suisse First Boston. He received his BA in Chinese from the London School of Oriental and African Studies in 1984.

Dynamic Conservative Plus Fund (American Independence):

Imanol Laresgoiti, Portfolio Manager. Mr. Laresgoiti joined American Independence in 2012 as an investment manager for the firm’s Conservative Plus Portfolio Strategy. Mr. Laresgoiti is Founder and Partner of Luz Capital S.C. (“Luz Capital”) located in Mexico City, Mexico, which commenced operations in 2002. With Luz Capital, Mr. Laresgoiti performs several investment related functions including serving as a consultant to Mexican and Latin American financial institutions and portfolio managers, an investment advisor for a financial group in Switzerland, a member of the investment committee for the one of the largest mutual fund managers in Mexico, and is a financial advisor to real estate developers. Prior to starting Luz Capital, Mr. Laresgoiti was Founder and Partner for L.O.G. International Corp. in New York, which managed a hedge fund with assets under management of over $155 million. He also worked as Vice President at various companies including Bankers Trust Company, Inverlat International and Casa de Bolsa Inverlat. Mr. Laresgoiti earned a Bachelor of Science in Industrial Engineering from the Universidad Panamericana, Mexico City, Mexico.

Beneficial Ownership by Portfolio Manager. As of October 31, 2012, the portfolio managers responsible for the day to day management of the Funds owned the following shares of each of the Fund or of any fund in the Trust.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family

Richard Baird	None	None
David Hansen	$1-$10,000	$1-$10,000
J. Christopher Jacobs	None	None
Eric Rubin	$10,001 - $50,000	$10,001 - $50,000
Nardin Baker	None	None
Ole Jakob Wold	None	None
Robert Campbell	$50,001-$100,000	$50,001-$100,000
E. Jack Montgomery	None	None
Jeffrey Klein	None	None
Gregory Lugosi	None	None
Brian Gevry	None	None
James Shirak	None	None
Gregory Cobb	None	None
David M. Dirk	None	None
Cedric Scholtes	None	None
Francis Ledwidge	$50,000-$100,000	$50,000-$100,000
Timothy Voake	$100,001-$500,000	$100,001-$500,000
Imanol Laresgoiti	None	None

Account Management Disclosures. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, including other affiliation funds in the Trust, as of October 31, 2012, except where indicated, as follows:

Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Richard Baird	1	$154,315,731	0	$0	680	$263,000,000
David Hansen	1	$154,315,731	0	$0	370	$133,000,000
J. Christopher Jacobs	1	$154,315,731	0	$0	0	$0
Eric Rubin	1	$154,315,731	0	$0	0	$0
Nardin Baker	2	$75,325,855	1	$5,737,473	3	$346,046,982
Ole Jakob Wold	2	$75,325,855	0	$0	0	$0
Robert Campbell	1	$316,407,300	0	$0	0	$0
E. Jack Montgomery	4	$653,605,559	2	$87,939,360	367	$1,943,620,197
Jeffrey Klein	4	$653,605,559	2	$87,939,360	367	$1,943,620,197
Gregory Lugosi	4	$653,605,559	2	$87,939,360	367	$1,943,620,197
Brian Gevry	1	$76,756,597	0	$0	0	$0
James Shirak	1	$76,756,597	0	$0	0	$0
Gregory Cobb	1	$76,756,597	0	$0	0	$0
David M. Dirk	1	$76,756,597	0	$0	445	$1,574,800,000
Cedric Scholtes	1	$389,645,882	0	$0	11	$4,686,112,579
Francis Ledwidge	1	$6,516,831	2	$18,000,000	3	$7,900,000
Timothy Voake	1	$6,516,831	0	$0	0	$0
Imanol Laresgoiti	1	$10,229,802	1	$6,900,000	0	$0

The follow table provides the number of accounts and total assets for those accounts shown above for which advisory fees were earned on the performance of such account:

	Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Richard Baird	0	$0	18	$20,500,000
David Hansen	0	$0	18	$20,500,000
Cedric Scholtes	0	$0	2	$219,334,668
Francis Ledwidge	2	$18,000,000	1	$5,700,000
Timothy Voake	2	$18,000,000	1	$5,700,000
Imanol Laresgoiti	1	$6,900,000	0	$0

Manager Compensation. Each Portfolio Manager’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Each Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the a 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). American Independence manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio managers may purchase or (sell) securities for one portfolio and not another portfolio. American Independence has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of eight series, which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The Stock Fund, Kansas Tax-Exempt Bond Fund and U.S. Inflation-Indexed Fund offer three classes of shares, Class A, Class C and Institutional Class. The International Alpha Strategies Fund, Strategic Income Fund, Core Plus Fund, Fusion Fund and Dynamic Conservative Plus Fund offer two classes of shares, Class A and Institutional Class. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-410-2006, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

As of January 31, 2013, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
STOCK FUND INSTITUTIONAL CLASS	NFS LLC FEBO	2,822,413.369	28.61%
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BANK
	11270 W PARK PL SUITE 400
	MILWAUKEE, WI 53224
	MITRA & CO FBO NJ	2,116,858.208	21.46%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	VALLEE & CO FBO NJ	1,566,416.563	15.88%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MARIL & CO FBO NJ	1,069,725.613	10.84%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	CHARLES SCHWAB & CO. INC.	814,202.090	8.25%
	SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

STOCK FUND CLASS A
	CHARLES SCHWAB & CO. INC.	292,077.089	22.94%
	SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151

STOCK FUND CLASS C
	NONE

INTERNATIONAL ALPHA STRATEGIES FUND INSTITUTIONAL CLASS
	MITRA & CO FBO NJ	1,843,341.601	37.36%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

	VALLEE & CO FBO NJ	1,761,339.270	35.70%
	C/O M&I TRUST CO NA
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MARIL & CO FBO 85	1,276,321.007	25.87%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

INTERNATIONAL ALPHA STRATEGIES FUND CLASS A
	CHARLES SCHWAB TRUST CO CUST	3,613.965	27.95%
	SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO, CA 94104-4151
	AMERICAN ENTERPRISE INV SVCS	1,308.901	10.12%
	A/C 7694-7814
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405
	AMERICAN ENTERPRISE INV SVCS	1,306.620	10.10%
	A/C 5881-8370
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405
	AMERICAN ENTERPRISE INV SVCS	1,035.996	8.01%
	A/C 5881-8370
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405
	RICHARD A WEDEMEYER &	912.919	7.06%
	JANE Y WEDEMEYER COMM PROP
	78 SUMMIT RD
	RIVERSIDE CT 06878-2127
	AMERICAN ENTERPRISE INV SVCS	880.282	6.81%
	A/C 2634-6893
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405
	AMERICAN ENTERPRISE INV SVCS	878.735	6.80%
	A/C 4147-7874
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405
	PERSHING LLC	869.067	6.72%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES & ASSOC INC	710.905	5.50%
	FBO LISA RUBIN
	16409 S 30TH DR
	PHOENIX AZ 85045-2271097
KANSAS TAX-EXEMPT BOND FUND INSTITUTIONAL CLASS
	VALLEE & CO FBO NJ	18,994,044.650	71.03%
	C/O M&I TRUST CO FBO NJ
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MARIL & CO FBO NJ	5,934,383.329	22.19%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
KANSAS TAX-EXEMPT BOND FUND CLASS A	FIRST CLEARING LLC	276,104.047	29.25%
	A/C 1609-2272
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
	FIRST CLEARING LLC	120,534.047	12.77%
	A/C 1850-9015
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523
	FIRST CLEARING LLC	60,334.662	6.39%
	A/C 1679-6650
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

KANSAS TAX-EXEMPT BOND FUND CLASS C	FIRST CLEARING LLC	63,827.319	12.63%
	A/C 5912-8853
	2801 MARKET STREET
	SAINT LOUIS MO 63103-2523
	RICHARD H CHANCE LIV TR	22,854.317	12.05%
	MARJORIE E CHANCE TTEE
	RICHARD G CHANCE TTEE
	2300 N TYLER RD APT 237
	WICHITA KS 67205-8771
	FIRST CLEARING LLC	18,042.000	9.51%
	A/C 1344-1855
	2801 MARKET STREET
	SAINT LOUIS MO 63103-2523
	LPL FINANCIAL	15,026.900	7.92%
	A/C 4055-4517
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968
	AMERICAN ENTERPRISE INV SVCS	14,703.802	7.75%
	A/C 4983-7708
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405
	LPL FINANCIAL	13,612.418	7.18%
	A/C 7019-0072
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968
	FIRST CLEARING LLC	10,991.886	5.80%
	A/C 5912-8853
	2801 MARKET STREET
	SAINT LOUIS MO 63103-2523
	FIRST CLEARING LLC	9,563.696	5.04%
	A/C 7004-0249
	2801 MARKET STREET
	SAINT LOUIS MO 63103-2523

STRATEGIC INCOME FUND INSTITUTIONAL CLASS
	MITRA & CO FBO NJ	3,457,770.733	46.91%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MARIL & CO FBO NJ	1,520,357.681	20.62%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	VALLEE & CO FBO NJ	1,495,697.236	20.29%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	WTA TOUR INC	468,451.864	6.35%
	1 PROGRESS PLZ STE 1500
	ST PETERSBURG FL 33701-4335
	NFS LLC FEBO	382,892.256	5.19%
	MARSHALL & ILSLEY TRUST CO NA
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
STRATEGIC INCOME FUND CLASS A
	SSB&T	5,346.826	37.74%
	CUST FOR THE IRA OF SANDRA C WHITWORTH
	16013 S DESERT FOOTHILLS PKWY APT #1090
	PHOENIX AZ 85048-8441
	PERSHING LLC	4,978.258	35.14%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052
	PERSHING LLC	1,690.696	11.93%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052
	RICHARD A WEDEMEYER &	1,163.318	8.21%
	JANE Y WEDEMEYER COMM PROP
	78 SUMMIT RD
	RIVERSIDE CT 06878-2127
CORE PLUS FUND INSTITUTIONAL CLASS
	MITRA & CO FBO NJ	3,037,859.051	45.80%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	VALLEE & CO FBO NJ	1,422,384.398	21.44%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MARIL & CO FBO NJ	1,375,050.261	20.73%
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	NFS LLC FEBO	769,573.618	11.60%
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL; STE 400
	MILWAUKEE WI 53224-3638
CORE PLUS FUND CLASS A
	IATSE GENERAL FUND	93,058.473	73.16%
	1430 BROADWAY FL 20
	NEW YORK NY 10018-3348
	IATSE LOCAL 27 PENSION FUND	23,254.502	18.28%
	1422 RQ EUCLID AVE
	CLEVELAND OH 44115-1902

U.S. INFLATION-INDEXED FUND INSTITUTIONAL CLASS	MCKINSEY MASTER RETIREMENT TRUST	20,285,218.319	62.66%
	MCKINSEY & COMPANY INC
	55 EAST 52ND ST 29TH FL
	NEW YORK NY 10055-0025
	NATIONAL FINANCIAL SERVICES CORP	2,871,539.279	8.87%
	FBO CUSTOMERS
	200 LIBERTY ST 1 FINANCIAL CENTER
	NEW YORK NY 10281
	WELLS FARGO BANK	1,852,707.704	5.72%
	FBO VARIOUS RETIREMENT PLANS
	1525 WEST ST HARRIS BLVD
	CHARLOTTE NC 28288-1076
U.S. INFLATION-INDEXED FUND CLASS A	ATTN NPIO TRADE DESK	346,402.677	16.51%
	DCGT AS TTEE AND/OR CUST
	FBO PRINCIPAL FINANCIAL GROUP
	711 HIGH ST
	DES MOINES IA 50392-0001
	STIFEL NICOLAUS & CO INC	318,441.349	15.18%
	FEDERAL ALLIANCE FOR SAFE HOMES
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2188
	FIRST CLEARING LLC	134,158.383	6.39%
	A/C 6893-5114
	2801 MARKET STREET
	SAINT LOUIS MO 63103-2523

U.S. INFLATION-INDEXED FUND CLASS C	NONE

FUSION FUND INSTITUTIONAL CLASS	RAYMOND JAMES & ASSOC INC CSDN	75,846.093	26.65%
	FBO CLINE M DAHLE IRA
	2125 APPLEWOOD AVE
	SALT LAKE CITY UT 84121-1401
	CHARLES SCHWAB & CO INC SPECIAL	42,316.597	14.87%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

	AMERITRADE INC FBO 9224060081	14,460.373	5.08%
	PO BOX 2226
	OMAHA NE 68103-2226

FUSION FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL	1,658.346	6.19%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

DYNAMIC CONSERVATIVE PLUS FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL	16,336.424	5.71%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
	NFS LLC	15,641.293	5.47%
	FBO CLARA POZZA
	JOHN E POZZA
	128 PINE ST
	BROOKVILLE PA 15825-1039

DYNAMIC CONSERVATIVE PLUS FUND CLASS A	PERSHING LLC	23,255.814	5.89%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052

The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

BROKERAGE ALLOCATION

Subject to the general supervision and approval of the Board of Trustees, the Adviser and Sub-Advisers are responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for the Funds.

Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one of the Funds and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to that Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

Transactions by a Fund on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions by the Fund on foreign stock exchanges involve payment of brokerage commissions that are generally fixed.

Transactions by a Fund in the over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In making portfolio investments for a Fund, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with broker-dealers who provide research advice or other services to the Fund or the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that exceeds the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the Fund and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or portfolios of the Trust or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account, portfolio of the Trust or investment company. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, the Distributor, or any of their “affiliated persons” (as defined in the 1940 Act), except as the 1940 Act or the SEC permits. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Funds may from time to time purchase securities issued by the Trust’s “regular broker/dealers.”

The Funds paid the following amounts in brokerage commissions for the past three fiscal years ended October 31:

	2012	2011	2010
Stock Fund	$852,631	$621,687	$404,544
International Alpha Strategies Fund	$96,830	$167,707	N/A
Kansas Tax-Exempt Bond Fund	N/A	N/A	N/A
Strategic Income Fund	N/A	N/A	$1,796
Core Plus Fund	N/A	N/A	$3,094
U.S. Inflation-Indexed Fund	$17,408	$12,196	$7,057
Fusion Fund	$6,794	$28,677	$34,816
Dynamic Conservative Plus Fund	$45,872	$38,822	$1,906

DISTRIBUTION AND RELATED SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) with respect to Class A Shares and Class C Shares of the American Independence Funds (the “Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”).

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Shareholder Services Plan. Under the Shareholder Services Plan, each Fund is authorized to pay financial institutions, including American Independence and its affiliates, or other persons who provide certain services to the Funds, a  services fee, within the meaning of FINRA Rules under the Plan at an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class A Shares and Class C Shares of the average daily net asset value of the respective class of Shares of each Fund (the “Services Fees”) as compensation for providing service activities pursuant to an agreement with each Service Organization. Institutional shares are offered without any Services Fees.

The Fund may pay a Services Fee to the Service Organizations at a lesser rate than the fees described above. The Services Fees will be computed daily and payable quarterly by the Funds.

Distribution Plan. Under the Distribution Plan, each Fund shall pay to the Distributor an annual rate of up to 0.25% and 0.75% of average net asset value of each Fund’s outstanding shares of the Class A Shares and Class C Shares, respectively, to compensate the Distributor for services provided and expenses incurred by it in connection with the offering of each Fund’s shares, which may include, without limitation the average daily net asset value of a Fund’s outstanding shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by” the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that a Class of shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of each Class of shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the each Class of Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2012 the Distributor earned the following fees:

Fund	Class A	Class C
Stock Fund	$19,952	$115,532
International Equity Fund	$192	N/A
Kansas Tax-Exempt Fund	$24,599	$19,574
Strategic Income Fund	$214	N/A
Core Plus Fund	$2,692	N/A
U.S. Inflation-Indexed Fund	$41,111	$53,166
Fusion Fund	$175	N/A
Dynamic Conservative Plus Fund	$4,757	N/A

Sub-Transfer Agency Plan.  The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or American Independence in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund.  The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries.  These types of payments include:

•           Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

•           Ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

•           Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

•           Payments by American Independence out of its own assets.  American Independence may make these payments in addition to payments described above.  Your financial intermediary may receive payments from American Independence that fall within one or more of the following categories, each of which is described in greater detail below:

o   Distribution Related Payments;

o   Service Related Payments; and

o   Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with American Independence’ promotional efforts.  Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus and SAI.  You should ask your financial intermediary for details about any such payments it receives from American Independence or any other fees or expenses it charges.

Distribution Related Payments.  American Independence may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with American Independence’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support.   American Independence compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give American Independence access to its investment representatives for educational and marketing purposes.  In some cases, financial intermediaries will include the Funds on a “preferred list.”  American Independence' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments.  Payments may also be made by American Independence to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services.  Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary.  Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others.  These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

American Independence compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary.  Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments.  American Independence may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing.  The types of payments that American Independence may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Dealer commissions and compensation.  Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more and purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates for the Funds: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Other Payments.  Additionally, American Independence may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of FINRA) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.  American Independence makes payments for entertainment events it deems appropriate, subject to American Independence’s policies and applicable law.  These payments may vary depending on the nature of the event.

As of December 31, 2012, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing

Fidelity Brokerage Services LLC

Fiserv Trust Company

Benefit Plan Administrators

Wells Fargo Advisors

Charles Schwab

Raymond James

LPL Financial Corporation

Southwest Securities

TD Ameritrade Trust Co.

Ameriprise Financial

CPI Qualified Plan Consultants, Inc.

Wells Fargo Institutional

Nationwide

Mercer

GWFS Equities, Inc.

MSCS Financial Services, LLC

Mid-Atlantic Capital Corp.

UBS

Expert Plans

TIAA-CREF

Ascensus, Inc.

Principal Financial Group

Advisor Group

Any additions or deletions to the list of financial intermediaries identified above that have occurred since December 31, 2012 are not reflected.

CALCULATION OF NET ASSET VALUE (NAV)

The NAV of a particular Class of each Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such Class, less the liabilities of the Fund allocable to such Class, by the number of outstanding shares of such Class. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to the Fund are reduced by the direct liabilities of the Fund and by a share of the general liabilities of the Trust allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a Class of the Fund are charged to that Class. Subject to the provisions of the Trust’s Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund or Class thereof are conclusive.

The Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the NASDAQ National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded in the over-the-counter market (but not securities traded through the NASDAQ National Market System) are valued at the bid based upon quotes furnished by market makers for such securities. For purposes of determining NAV, futures and options generally will be valued shortly after the close of trading on the New York Stock Exchange.

For the Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of a Fund. The following is only a summary of certain additional tax considerations generally affecting the Funds and each Fund’s shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Funds’ prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Internal Revenue Code of 1986, as amended (the “Code”) (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Funds have each elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years (or indefinitely, for capital losses recognized in taxable years beginning after December 22, 2010) and can be used to offset capital gains in such future years. As explained below, however, such carry forwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carry forwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carry forwards, unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), net income from certain “qualified publicly traded partnerships,” and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Funds, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Funds that are not Section 1256 Contracts.

In addition to satisfying the requirements described above, the Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or the securities of one or more “qualified publicly traded partnerships”. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as “qualified dividend income” in the case of individual shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions of the Funds

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds’ share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash the shareholder could have received instead of receiving such shares In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Dividends paid to shareholders of the Kansas Tax-Exempt Bond Fund that are derived from municipal bond interest are expected to be designated as exempt-interest dividends that are generally excluded from gross income for tax purposes.  Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Kansas Tax-Exempt Bond Fund is not deductible to the extent it is deemed related to such fund’s distributions of tax-exempt interest.  In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Kansas Tax-Exempt Bond Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.  Tax-exempt distributions received from the Kansas Tax-Exempt Bond Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Kansas Tax-Exempt Bond Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.  Any loss realized upon the sale or exchange of Kansas Tax-Exempt Bond Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes (currently, at the applicable rate of 28%) on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

Sale of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Due to recent legislation, the Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.  Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method.  Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.  Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Other Tax Information

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be generally subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

In the case of foreign non-corporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued there under as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

The information above is only a summary of some of the tax consequences generally affecting the Funds and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Funds. Under the Funds’ Trust Instrument, the Board of Trustees is authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term “majority”, when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund.

PERFORMANCE INFORMATION

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Online Disclosure of Ten Largest Holdings. Each of the Funds generally will seek to disclose its ten largest portfolio holdings and the percentages that each of these ten largest portfolio holdings represents of that Fund’s total assets as of the most recent calendar-quarter-end (quarter-end ten largest holdings) online at www.aifunds.com, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Fund within the Trust, and all other persons.

Online Disclosure of Complete Portfolio Holdings.  Each Fund, generally will seek to disclose the Fund’s complete portfolio holdings in the semi-annual and annual reports to shareholders within 60 days of the reporting periods, April 30 and October 31, respectively.

The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1) the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations (“Service Providers”); and

(2) certain Non-Service Providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service, Thomson Financial and Vickers Stock Research Corporation) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (“Non-Service Providers”). Generally such information is provided to non- service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or

(3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each Service and Non-Service Provider fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2012 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference.  The American Independence Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-866-410-2006.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2006.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association (“NFA”), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I.  INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. A Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II. SECURITY FUTURES CONTRACTS AND STOCK AND BOND INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it affects anticipated purchases. For example, the Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock and Bond Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

A Fund will sell index futures contracts in order to offset an expected decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed -
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures : $62,500/Contract
-Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $65,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $65,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $960,000 Loss in Fund Value = $40,000	Buy 16 Index Futures at 120 Value Futures = $960,000 Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
- Day Hedge is Placed
Anticipate Buying $62,000 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures = $62,500
- Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000 Increases in Purchase Price = $2,500	Sell 1 Index Futures at 120 Value Futures = $60,000/Contract Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value = $1,040,000 Gain in Fund Value = $40,000	Sell 16 Index Futures at 130 Value Futures = $1,040,000 Loss of Futures = $40,000

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV. MARGIN PAYMENTS.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII. OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII. ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B – PROXY VOTING POLICY AND PROCEDURES

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

GENERAL POLICY

            American Independence Financial Services, LLC (“American Independence”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients (“Clients”) for which it provides discretionary investment management services. American Independence has taken steps in designing these proxy policies and procedures to ensure that proxies are voted in the best interest of our Clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts and to be free from conflicts of interest. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Procedures”) pertain to all of American Independence’s Clients.

American Independence has engaged Broadridge as its proxy voting agent to vote the proxies of securities held in Client accounts for which AIFS has proxy voting authority. American Independence utilizes Broadridge’s ProxyEdge® internet tool to review upcoming shareholder meetings or similar corporate actions affecting holdings in Client accounts.  American Independence has authorized Broadridge to vote proxies with respect to securities held in Client accounts in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors.  American Independence has established a Proxy Voting Committee to oversee the proxy voting process and to vote on any proxies for which Glass Lewis does not vote (see “Procedures for Voting Proxies” below for further details).  The Proxy Committee is composed of representatives of American Independence’s Compliance, Administration and Portfolio Management departments. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The Proxy Voting Committee will also evaluate the performance of Glass Lewis on a periodic basis.

Where American Independence has delegated day-to-day investment management responsibilities to an investment sub-adviser for a Client account, American Independence will not delegate proxy voting responsibility to such investment sub-adviser.

PROCEDURES FOR VOTING PROXIES

            General. The custodians for Client accounts transmit proxy notices to Broadridge through electronic interfaces. As the proxy voting agent, Broadridge monitors and votes the proxies on behalf of American Independence Clients’ accounts.  In general, all proxies received from issuers of securities held in Client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. American Independence has concluded that the Glass Lewis guidelines are substantially in accord with American Independence’s own philosophy regarding appropriate corporate governance and conduct.  Securities will be voted in accordance with Glass Lewis’ voting recommendations.  American Independence does not intend to deviate from Glass Lewis’s recommendations on any proxy proposals.

            Guidelines.   In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its current Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. American Independence, as well as the Board of Trustees of the investment company it manages, has accepted the proxy voting guidelines published by Glass, Lewis.  American Independence’s CCO or her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to American Independence’s proxy voting needs.

              Non-Votes. If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, American Independence will generally abstain, if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as American Independence deems appropriate under the circumstances.  However two members of the Proxy Committee, including at least one representative from Portfolio Management may decide how to vote such proxy. Examples where American Independence may not vote a security include certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

CONFLICTS OF INTEREST

            The use of Glass Lewis minimizes the number of potential conflicts of interest American Independence faces in voting proxies, but American Independence does maintain procedures designed to identify and address those conflicts that do arise. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision.

Potential conflicts of interest may include:

•         The issuer that is soliciting American Independence’s proxy vote is also a client of American Independence or an affiliate;

•         An American Independence employee has acquired non-public information about an issuer that is soliciting proxies;

•         An American Independence employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or

•         An American Independence employee is contacted by management or board member of a company regarding an upcoming proxy vote.

REPORTING AND DISCLOSURE

            Once each year, American Independence shall include in its presentation materials to the Board of Trustees of the investment company which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment company during the year. With respect to those proxies that American Independence has identified as involving a conflict of interest or has not voted, American Independence shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy or in the case of non-votes, why it did not vote.

            With respect to the investment company which American Independence manages, American Independence utilizes Broadridge to prepare and file the annual N-PX.  American Independence reviews the report and approves it for filing.  Shareholders of the investment company may receive a copy of the filed report upon request.  American Independence shall disclose within its Form ADV how other Clients can obtain information on how their securities were voted. American Independence shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a Client shall be provided a copy upon request.

RECORDKEEPING

American Independence, in conjunction with Broadridge and Glass Lewis, shall retain records relating to the voting of proxies, including:

            1.   A copy of this proxy voting policy and procedures relating to the voting of proxies.

            2.   A copy of each proxy statement received by American Independence regarding portfolio securities in American Independence client accounts (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database).

            3.   A record of each vote cast by American Independence on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so).

            4.   A copy of each written client request for information on how American Independence voted proxies on behalf of the client account, and a copy of any written response by American Independence to the client account.

            5.   A copy of any document prepared by American Independence that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

            These proxy records, required by Rule 204-2(c)(2) under the Advisers Act, shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of American Independence.

PART C. OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation. (1) Trust Instrument (Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005 and incorporated herein by reference).
	(2)	Amendment to Trust Instrument (Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005 and incorporated herein by reference).
(b)	By-Laws (Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005 and incorporated herein by reference).
(c)	None
(d)	Investment Advisory Contracts.
	(1)	Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC dated November 14, 2005 as amended through December 14, 2012 (filed herewith).
	(2)	Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund (filed herewith).
	(3)	Sub-Advisory Agreement between American Independence Financial Services and Security Investors, LLC on behalf of the International Alpha Strategies Fund (filed herewith).

	(4)	Sub-Advisory Agreement between American Independence Financial Services and Boyd Watterson Asset Management, LLC on behalf of Core Plus Fund (filed herewith).

(e)	Underwriting Contracts
(1)

Distribution Agreement between Registrant and Matrix Capital Group (Previously filed with Post-Effective Amendment No. 61 filed on November 24, 2010 and incorporated herein by reference).

(i) Amendment No. 3 to the Distribution Agreement between Registrant and Matrix dated June 22, 2012 (Previously filed with Post-Effective Amendment No. 82 filed on January 30, 2013 and incorporated herein by reference)

(f)	None
(g)

Custodian Agreements

(1)             Custody Agreement between Registrant and INTRUST Bank N.A. (Previously filed with Pre-Effective Amendment No. 02 filed on July 28, 2005 and incorporated herein by reference).

(2)             Custody Agreement between Registrant and BNY Mellon (Previously filed with Post-Effective Amendment No. 73 filed on February 29, 2012 and incorporated herein by reference).

(h)	Other Material Contracts.
(1)

Administrative Agreement between the Registrant and American Independence Financial Services, LLC dated November 14, 2005 as amended December 14, 2012 (Previously filed with Post-Effective Amendment No. 83 filed on February 19, 2013 and incorporated herein by reference).

	(2)	Form of Agreement and Plan of Reorganization (Previously filed with Post-Effective Amendment No. 2 Filed on February 23, 2006 and incorporated herein by reference).

	(3)	Fund Accounting Agreement between Registrant and UMB Fund Services (Previously filed with Post-Effective Amendment No. 61 filed on November 24, 2010 and incorporated herein by reference).
	(4)	Sub-Administration Agreement between AIFS and UMB Fund Services, LLC (filed herewith).
(i)	Opinion of Dechert LLP, including consent (Previously filed with Post-Effective Amendment No. 47 filed on March 9, 2010 and incorporated herein by reference).
(j)	Consent of Independent Public Accountants (filed herewith)
(k)	None
(l)	None
(m)

Distribution and Shareholder Servicing Plans.

(1) Distribution Plan (pursuant to Rule 12b-1) dated June 22, 2012 (Previously filed with Post-Effective Amendment No. 82 filed on January 30, 2013 and incorporated herein by reference).

(2) Form of Shareholder Services Agreement (Previously filed with Post-Effective Amendment No. 83 filed on February 19, 2013 and incorporated herein by reference).

(3) Shareholder Servicing Plan dated November 14, 2005 as amended December 14, 2012 (Previously filed with Post-Effective Amendment No. 83 filed on February 19, 2013 and incorporated herein by reference)

(4) Form of Selling Group Agreement (filed herewith)

(n)	Rule 18f-3 Plan dated December, 2012 (Previously filed with Post-Effective Amendment No. 83 filed on February 19, 2013 and incorporated herein by reference).
(o)	N/A
(p)	Codes of Ethics
	(1)	Code of Ethics of American Independence Funds Trust (Previously filed with Post-Effective Amendment No. 73 filed on February 29, 2012 and incorporated herein by reference)
	(2)	Code of Ethics of American Independence Financial Services, LLC (Previously filed with Post-Effective Amendment No. 73 filed on February 29, 2012 and incorporated herein by reference)
	(3)	Code of Ethics of Matrix Capital Group, Inc. (Previously filed with Post-Effective Amendment No. 65 filed on March 1, 2011 and incorporated herein by reference).
	(4)	Code of Ethics of Fischer Francis Trees & Watts, Inc. (filed herewith).
	(5)	Code of Ethics of Security Investors (filed herewith)
	(6)	Code of Ethics of HighMark Capital, Inc. (filed herewith)
	(7)	Code of Ethics of Boyd Watterson Asset Management, LLC (filed herewith)
	(8)	Code of Ethics of Eddystone Capital, LLC (filed herewith)
(q)	Power of Attorney dated March 23, 2012 (Previously filed with Post-Effective Amendment No. 82 filed on January 30, 2013 and incorporated herein by reference).

Item 29.  Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.  Indemnification

No change from the information set forth in Item 30 of the most recently filed N-1A of American Independence Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-124214 and 811-21757) as filed with the Securities and Exchange Commission on February 28, 2008 (Accession No. 0001206774-08-000425).

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, American Independence Financial Services, LLC, is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, AIFS provides investment advisory services to separately managed accounts.  Additional information as to AIFS and the directors and officers of AIFS is included in AIFS’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801- 63953), which is incorporated herein by reference and sets forth the officers and directors of AIFS and information as to any business, profession, vocation or employment of a substantial nature engaged in by AIFS and such officers and directors during the past two years.

The portfolio team members, Messrs. Baird, Jacobs and Hansen, for the Stock Fund are also employees of Yellowstone Partners, LLC (Yellowstone), which is an unaffiliated SEC registered investment adviser firm. Information as to the officers and directors of Yellowstone, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Yellowstone in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-64771) and is incorporated by reference herein.

The description of Guggenheim Partners Investment Management, LLC (GPIM), under the caption Portfolio Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the International Alpha Strategies Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.  Information as to the officers and directors of GPIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of GPIM in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-66786) and is incorporated by reference herein.

The description of HighMark Capital Management, Inc. (HighMark), under the caption Portfolio Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Strategic Income Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.  Information as to the officers and directors of HighMark, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of HighMark in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801- 55718) and is incorporated by reference herein.

The description of Boyd Watterson Asset Management, LLC (BWAM), under the caption Portfolio Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Core Plus Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.  Information as to the officers and directors of BWAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of BWAM in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801- 57468) and is incorporated by reference herein.

The description of Fischer Francis Trees & Watts, Inc. (FFTW), under the caption Portfolio Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the U.S. Inflation-Indexed Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.  Information as to the officers and directors of FFTW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of FFTW in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-10577) and is incorporated by reference herein.

The description of Eddystone Capital, LLC (Eddystone), under the caption Portfolio Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Fusion Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.  Information as to the officers and directors of Eddystone, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Eddystone in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801- 64822) and is incorporated by reference herein.

Item 32. Principal Underwriters.

(a)

Matrix Capital Group, Inc. (the "Distributor") serves as the principal underwriter for the Registrant. The Distributor also acts as principal underwriter for the following registered investment companies:

AMIDEX Funds, Inc.

Monteagle Funds

Congressional Effect Fund

Frank Funds

360 Funds

(b)	The table below provides information for each director, officer or partner of the Distributor:

PRINCIPAL NAME AND PRINCIPAL	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT

Christopher F. Anci	President & Treasurer	None

David F. Ganley	Senior Vice President	None

Jennifer Sarkany	Secretary	None

Richard W. Berenger	Chief Compliance Officer	None

Messrs. Anci and Berenger and Ms. Sarkany are located at 420 Lexington Avenue, Suite 601, New York, NY 10170. Mr. Ganley is located at 630 Fitzwatertown Road, Building "A", 2nd Floor, Willow Grove, PA 19090.

(c)	Not Applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant and Sub-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Investment Adviser and Administrator	American Independence Financial Services 230 Park Avenue, Suite 534 New York, NY 10169
Registrant’s Custodian	BNY Mellon Asset Servicing One Boston Place, 11th Floor AIM 024-0112 Boston, MA 02108
Registrant’s Transfer Agent	Boston Financial Data Services 30 Dan Road Canton, MA 02021
Registrant’s Distributor	Matrix Capital Group, Inc 420 Lexington Avenue Suite 601 New York, NY 10170

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 1st day of March 2013.

                                                                              AMERICAN INDEPENDENCE FUNDS TRUST

                                                                              By: /s/ Eric M. Rubin

                                                                              Eric M. Rubin, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Eric Rubin	President	March 1, 2013
Eric Rubin

/s/ Jeffrey Haas*	Trustee	March 1, 2013
Jeffrey Haas

/s/ Joseph Hankin*	Chairman of the Board	March 1, 2013
Joseph Hankin	and Trustee

/s/ Terry L. Carter*	Trustee	March 1, 2013
Terry L. Carter	and Audit Chairman

/s/ Thomas F. Kice*	Trustee	March 1, 2013
Thomas F. Kice

/s/ George Mileusnic*	Trustee	March 1, 2013
George Mileusnic

/s/ John J. Pileggi*	Trustee	March 1, 2013
John J. Pileggi

/s/ Peter L. Ochs*	Trustee	March 1, 2013
Peter L. Ochs

*By: /s/ Eric Rubin

Eric Rubin, Attorney-in-Fact pursuant to Power of Attorney Filed Herewith

EXHIBIT INDEX

Item	Description
(d)(1)	Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC dated November 14, 2005 as amended through December 14, 2012
(d)(2)	Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fun
(d)(3)	Sub-Advisory Agreement between American Independence Financial Services and Security Investors, LLC on behalf of the International Alpha Strategies Fund

(d)(5)	Sub-Advisory Agreement between American Independence Financial Services and Boyd Watterson Asset Management, LLC on behalf of Core Plus Fund

(h)(5)	Sub-Administration Agreement between American Independence Financial Services, LLC and UMB Fund Services, LLC
(j)	Consent of Independent Public Accountants, Grant Thornton LLP
(m)(4)	Form of Selling Group Agreement between Matrix Capital Group and Dealer on behalf of the Registrant
(p)(4)	Code of Ethics of Fischer Francis Trees & Watts, Inc., sub-adviser for certain series of Registrant
(p)(5)	Code of Ethics of Security Investors, Inc., sub-adviser for certain series of Registrant
(p)(6)	Code of Ethics of HighMark Capital, Inc. , sub-adviser for certain series of Registrant
(p)(7)	Code of Ethics of Boyd Watterson Asset Management, LLC, sub-adviser for certain series of Registrant
(p)(8)	Code of Ethics of Eddystone Capital, LLC, sub-adviser for certain series of Registrant